Exhibit 99.2

Statistical Supplement

(unaudited)

Third Quarter 2007

Ameriprise Financial, Inc.

Table of Contents

Page
Ameriprise Financial, Inc.
Financial Summary	1
Consolidated Income Statements	2
Financial Advisor and Client Metrics	3
Corporate Volumes	4
Consolidated Balance Sheets	5
Investment Detail	6
Selected Balance Sheet Information	7
Adjusted Segment Information	8
Asset Accumulation and Income Segment
Income Statements	9
Revenues by Product	10
Retail Managed Assets Rollforwards	11
Institutional Managed Assets Rollforwards	12
Financial Advisor Managed Assets Rollforwards	13
Owned Assets Related to Variable Products	14
Net Investment Income and Spread Products	15
Selected Asset Management Ranking Information	16
Deferred Acquisition Costs Rollforwards	17
Protection Segment
Income Statements	18
Revenues by Product	19
Selected Statistical Information	20
Product Rollforwards	21
Corporate and Other and Eliminations Segment
Income Statements	22
Capital and Ratings Information	23
Non-GAAP Financial Information and Reclassification	24
Glossary of Selected Terminology	25-27
Exhibit A
RiverSource Mutual Fund Performance and Lipper Ranking	A1 - A5
Exhibit B
Adjusted Earnings Reconciliation Tables	B1 - B10
Exhibit C
Disclosed Items	C1 - C3

Ameriprise Financial, Inc.

Financial Summary

						3Q ’07 vs. 3Q ’06	Year-to-Date
(in millions, except per share amounts, headcount and where noted, unaudited)	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	% Change	2006	2007
EPS - Basic: (1)
Net income	$0.71	$0.70	$0.69	$0.83	$0.84	18%	$1.86	$2.35
Separation costs, after-tax	0.23	0.33	0.22	0.17	0.17	(26)%	0.62	0.57
Adjusted earnings, after-tax	$0.94	$1.03	$0.91	$1.00	$1.01	7%	$2.48	$2.92

EPS - Diluted:
Net income	$0.71	$0.69	$0.68	$0.81	$0.83	17%	$1.85	$2.32
Separation costs, after-tax	0.23	0.33	0.22	0.17	0.16	(30)%	0.62	0.55
Adjusted earnings, after-tax	$0.94	$1.02	$0.90	$0.98	$0.99	5%	$2.47	$2.87

Management’s financial targets and performance:
Adjusted revenue growth: Target 6 - 8%	4.9%	15.6%	5.8%	6.3%	11.4%		9.2%	7.8%
Adjusted earnings per diluted share growth: Target 12 - 15%	28.8%	32.5%	20.0%	24.1%	5.3%		21.7%	16.2%
Adjusted return on equity: Target 12 - 15%	11.2%	11.8%	12.2%	12.5%	12.4%		11.2%	12.4%

Contribution margin	50.5%	51.9%	51.9%	50.9%	46.1%		51.2%	49.6%
Net income margin	8.8%	7.9%	8.0%	9.0%	9.0%		7.7%	8.7%
Effective tax rate on net income	19.8%	15.5%	23.6%	20.0%	8.8%		22.6%	17.6%
Effective tax rate on adjusted earnings	24.0%	23.0%	26.9%	23.1%	14.4%		26.1%	21.7%
Return on equity	7.6%	8.3%	8.6%	9.2%	9.4%		7.6%	9.4%

Debt to total capital	22.5%	21.9%	22.3%	22.4%	22.1%		22.5%	22.1%
Debt to total capital excluding non-recourse debt	20.5%	20.2%	20.6%	20.8%	20.5%		20.5%	20.5%
Debt to total capital excluding non-recourse debt and 75% equity credit	16.7%	16.4%	16.7%	16.9%	16.7%		16.7%	16.7%

Business metrics summary:
Owned, managed and administered assets (in billions)	$440.0	$466.1	$473.9	$483.9	$492.0	12%	$440.0	$492.0
Total financial advisors	12,427	12,592	12,342	12,076	12,003	(3)%	12,427	12,003
Clients with a financial plan percentage	44%	45%	45%	45%	45%		44%	45%
Total clients (in thousands)	2,779	2,786	2,774	2,781	2,784	—	2,779	2,784
Gross dealer concession	$545	$596	$624	$653	$620	14%	$1,617	$1,897

Employee base:
Field (employee advisors)	3,063	3,178	2,987	2,731	2,541	(17)%	3,063	2,541
Non-field	8,647	8,680	8,960	8,904	8,828	2%	8,647	8,828

Common shares outstanding	242.1	241.4	236.6	235.3	232.4	(4)%	242.1	232.4

Weighted average common shares outstanding:
Basic	244.5	243.3	240.7	237.4	235.4	(4)%	247.6	237.8
Diluted	246.4	246.3	244.1	241.0	239.2	(3)%	249.3	241.4

Book value:
Book value	$7,753	$7,925	$7,731	$7,600	$7,758	—	$7,753	$7,758
Book value, excluding the impact of accumulated other comprehensive income (OCI)	7,979	8,134	7,874	7,955	8,007	—	7,979	8,007
Book value per common share outstanding	32.02	32.83	32.68	32.30	33.38	4%	32.02	33.38
Book value per common share outstanding, excluding the impact of OCI	$32.96	$33.70	$33.28	$33.81	$34.45	5%	$32.96	$34.45

(1) EPS for other than EPS-Net income are non-GAAP financial measures.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Income Statements

						3Q ’07 vs. 3Q ’06	Year-to-Date
(in millions, unaudited)	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	% Change	2006	2007
Revenues
Management, financial advice and service fees	$720	$814	$791	$863	$878	22%	$2,151	$2,532
Distribution fees	300	374	344	415	352	17%	926	1,111
Net investment income	542	566	518	485	552	2%	1,638	1,555
Premiums	244	239	236	243	246	1%	693	725
Other revenues	171	168	174	176	174	2%	571	524
Total revenues	1,977	2,161	2,063	2,182	2,202	11%	5,979	6,447

Expenses
Compensation and benefits:
Field	428	478	486	538	522	22%	1,287	1,546
Non-field	328	374	356	367	333	2%	974	1,056
Total compensation and benefits	756	852	842	905	855	13%	2,261	2,602
Interest credited to account values	317	316	287	303	282	(11)%	948	872
Benefits, claims, losses and settlement expenses	233	245	219	230	383	64%	685	832
Amortization of deferred acquisition costs	87	104	134	125	128	47%	368	387
Interest and debt expense	32	33	32	32	29	(9)%	83	93
Other expenses	248	285	248	279	248	—	802	775
Total expenses before separation costs (1)	1,673	1,835	1,762	1,874	1,925	15%	5,147	5,561

Income before income tax provision and separation costs (1)	304	326	301	308	277	(9)%	832	886
Income tax provision before tax benefit attributable to separation costs (1)	73	75	81	71	40	(45)%	217	192
Income before separation costs (1)	231	251	220	237	237	3%	615	694
Separation costs, after-tax (1)	57	80	55	41	39	(32)%	155	135
Net income	$174	$171	$165	$196	$198	14%	$460	$559

Other Information
Net investment gains, after-tax	$9	$17	$6	$1	$10	11%	$16	$17
Dividends paid	$27	$26	$27	$36	$35	30%	$82	$98
Contribution margin	50.5%	51.9%	51.9%	50.9%	46.1%		51.2%	49.6%

(1) See non-GAAP Financial Information.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Financial Advisor and Client Metrics

						3Q ’07 vs. 3Q ’06	Year-to-Date
(unaudited)	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	% Change	2006	2007
Financial Advisors
Employee advisors	3,063	3,178	2,987	2,731	2,541	(17)%	3,063	2,541
Franchisee advisors	7,571	7,651	7,611	7,642	7,712	2%	7,571	7,712
Total branded financial advisors	10,634	10,829	10,598	10,373	10,253	(4)%	10,634	10,253
Securities America, Inc. registered representatives	1,793	1,763	1,744	1,703	1,750	(2)%	1,793	1,750
Total financial advisors	12,427	12,592	12,342	12,076	12,003	(3)%	12,427	12,003

Employee advisor retention	63%	63%	63%	62%	61%		63%	61%
Franchisee advisor retention	93%	93%	93%	93%	93%		93%	93%

Gross dealer concession per branded advisor (in thousands)	$45.0	$49.2	$51.1	$54.3	$52.7	17%	$133.5	$158.1

Client Relationships
Total clients (in thousands)	2,779	2,786	2,774	2,781	2,784	—	2,779	2,784
Client retention	93%	93%	93%	94%	94%		93%	94%

Branded advisor clients (in thousands)	2,480	2,482	2,466	2,466	2,464	(1)%	2,480	2,464

Clients with a financial plan percentage	44%	45%	45%	45%	45%		44%	45%

Financial plans sold (in thousands)	55	61	66	59	50	(9)%	176	175

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Corporate Volumes

						3Q ’07 vs. 3Q ’06	Year-to-Date
(in millions unless otherwise noted, unaudited)	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	% Change	2006	2007
Owned, managed and administered assets (in billions)
Owned assets	$92.7	$97.2	$98.2	$100.9	$102.8	11%	$92.7	$102.8
Managed assets	283.4	299.8	305.3	310.5	315.4	11%	283.4	315.4
Administered assets	63.9	69.1	70.4	72.5	73.8	15%	63.9	73.8
Total owned, managed and administered assets	$440.0	$466.1	$473.9	$483.9	$492.0	12%	$440.0	$492.0

Ending RiverSource Managed Assets (in billions)	$152.4	$156.7	$156.3	$159.2	$161.3	6%	$152.4	$161.3

Cash Sales
By product:
Mutual funds and non-proprietary SPS wrap net flows	$8,028	$8,574	$10,617	$11,590	$11,153	39%	$26,697	$33,360
Annuities	3,341	3,257	3,296	3,594	3,273	(2)%	9,686	10,163
Investment certificates	382	696	236	220	174	(54)%	1,190	630
Life and other insurance products	273	274	274	278	281	3%	827	833
Institutional products and services	1,912	2,485	2,517	1,159	1,864	(3)%	5,952	5,540
Other	455	1,275	731	1,295	652	43%	1,295	2,678
Total	$14,391	$16,561	$17,671	$18,136	$17,397	21%	$45,647	$53,204

By channel:
Branded advisor cash sales and wrap net flows	$7,761	$9,465	$9,706	$11,318	$8,941	15%	$24,966	$29,965
Securities America, Inc.	1,950	1,805	2,234	2,257	2,127	9%	6,111	6,618
Third-party distribution	427	427	407	470	617	44%	1,130	1,494
Institutional	1,197	1,817	1,834	921	1,480	24%	4,423	4,235
Threadneedle	2,705	2,676	3,094	2,789	3,855	43%	7,883	9,738
All other (AEB, etc.)	351	371	396	381	377	7%	1,134	1,154
Total	$14,391	$16,561	$17,671	$18,136	$17,397	21%	$45,647	$53,204

Total gross dealer concession	$545	$596	$624	$653	$620	14%	$1,617	$1,897

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Balance Sheets

	September 30,	December 31,	March 31,	June 30,	September 30,
(in millions, unaudited)	2006	2006	2007	2007	2007
Assets
Cash and cash equivalents	$3,309	$2,717	$2,413	$3,303	$3,972
Investments	36,198	35,553	34,446	31,704	31,161
Separate account assets	48,834	53,848	56,281	60,470	62,371
Receivables	2,504	2,960	3,022	3,207	3,079
Deferred acquisition costs	4,423	4,499	4,337	4,462	4,502
Restricted and segregated cash	1,059	1,236	1,175	1,277	1,206
Other assets	3,177	3,359	3,486	3,709	3,563
Total assets	$99,504	$104,172	$105,160	$108,132	$109,854

Liabilities
Future policy benefits and claims	$30,794	$30,033	$29,153	$28,318	$28,051
Separate account liabilities	48,834	53,848	56,281	60,470	62,371
Customer deposits	6,563	6,707	6,483	6,055	6,029
Debt	2,254	2,225	2,225	2,197	2,197
Accounts payable and accrued expenses	1,735	1,788	1,672	1,850	1,688
Other liabilities	1,571	1,646	1,615	1,642	1,760
Total liabilities	91,751	96,247	97,429	100,532	102,096

Shareholders’ Equity
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	4,291	4,353	4,468	4,533	4,593
Retained earnings	4,123	4,268	4,268	4,428	4,591
Treasury stock	(438)	(490)	(865)	(1,009)	(1,180)
Accumulated other comprehensive income (loss), net of tax	(226)	(209)	(143)	(355)	(249)
Total shareholders’ equity	7,753	7,925	7,731	7,600	7,758
Total liabilities and shareholders’ equity	$99,504	$104,172	$105,160	$108,132	$109,854

Ameriprise Financial, Inc.

Investment Detail

						3Q ’07 vs. 3Q ’06	Year-to-Date
(in millions unless otherwise noted, unaudited)	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	% Change	2006	2007
Net Investment Income
Investment income on fixed maturities	$524	$531	$515	$493	$474	(10)%	$1,589	$1,482
Realized gains (losses)	14	27	9	2	15	7%	24	26
Income related to interest credited and benefits line hedges	18	15	(3)	(6)	64	#	6	55
Other (including seed money)	(14)	(7)	(3)	(4)	(1)	93%	19	(8)
Total net investment income	$542	$566	$518	$485	$552	2%	$1,638	$1,555

Equity by Legal Entity
RiverSource Life Insurance Company	$5,227	$5,270	$5,167	$5,000	$4,650	(11)%
IDS Property Casualty Insurance Company	534	557	575	569	588	10%
Ameriprise Certificate Company	234	230	229	199	187	(20)%
Ameriprise Bank, FSB	172	169	172	172	165	(4)%
Other	1,586	1,699	1,588	1,660	2,168	37%
Total equity by legal entity	$7,753	$7,925	$7,731	$7,600	$7,758	—

Mortgage and Other Asset-Backed Securities Portfolio Detail - Fair Value (in billions)
RiverSource Life Consolidated
Mortgage backed securities	$5.7	$5.4	$5.2	$4.4	$4.3	(25)%
Commercial mortgage backed securities	3.0	2.9	2.9	2.7	2.7	(10)%
Asset backed securities	0.9	1.0	0.8	0.8	0.7	(22)%
Total	$9.6	$9.3	$8.9	$7.9	$7.7	(20)%

Ameriprise Financial, Inc.
Mortgage backed securities	$7.8	$7.7	$7.4	$6.5	$6.3	(19)%
Commercial mortgage backed securities	3.4	3.4	3.3	3.2	3.1	(9)%
Asset backed securities	1.3	1.2	1.3	1.0	1.0	(23)%
Total	$12.5	$12.3	$12.0	$10.7	$10.4	(17)%

Mortgage Loans on Real Estate
Mortgage loans on real estate	$3,111	$3,096	$3,031	$3,004	$3,025	(3)%
Allowance for loan losses	(40)	(40)	(40)	(40)	(18)	55%
Mortgage loans on real estate, net	$3,071	$3,056	$2,991	$2,964	$3,007	(2)%

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Selected Balance Sheet Information

	3 Qtr 2006		4 Qtr 2006		1 Qtr 2007		2 Qtr 2007		3 Qtr 2007
(in billions, unaudited)	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Earning Assets by Type
Equity	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Fixed income	34.2%	33.9%	31.9%	31.7%	30.4%	30.3%	27.2%	26.8%	26.1%	25.8%
Separate accounts	52.4%	52.6%	55.2%	55.4%	57.2%	57.3%	59.5%	59.9%	60.4%	60.7%
Other	13.3%	13.4%	12.8%	12.8%	12.3%	12.3%	13.2%	13.2%	13.4%	13.4%

Available-for-Sale (AFS) Investments
Corporate debt securities	$17.5	$17.3	$17.0	$16.8	$16.3	$16.1	$15.1	$14.7	$14.8	$14.5
Mortgage and other asset-backed securities	12.7	12.5	12.5	12.3	12.1	12.0	11.0	10.7	10.6	10.4
State and municipal obligations	1.0	1.1	1.0	1.1	1.1	1.1	1.1	1.1	1.1	1.1
U.S. government and agencies obligations	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.4
Foreign government bonds and obligations	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Common and preferred stocks	0.1	0.1	0.1	0.1	—	0.1	—	0.1	—	0.1
Other debt	0.1	—	0.1	0.1	—	—	—	—	—	—
Total AFS investments	$31.9	$31.5	$31.2	$30.9	$30.0	$29.8	$27.7	$27.1	$27.0	$26.6

AFS Fixed Maturity Asset Quality
AAA	43%		43%		44%		44%		43%
AA	8%		9%		10%		10%		11%
A	18%		17%		16%		16%		16%
BBB	24%		24%		24%		24%		24%
Below investment grade	7%		7%		6%		6%		6%

SFAS 115 related mark-to-market amount in assets, pretax	$(0.4)		$(0.3)		$(0.2)		$(0.6)		$(0.4)

Ameriprise Financial, Inc.

Adjusted Segment Information

Excluding Separation Costs

						3Q ’07 vs. 3Q ’06	Year-to-Date
(in millions unless otherwise noted, unaudited)	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	% Change	2006	2007
Revenues
Asset Accumulation and Income	$1,423	$1,590	$1,497	$1,616	$1,619	14%	$4,338	$4,732
Protection	498	502	500	508	518	4%	1,467	1,526
Corporate and Other and Eliminations	56	69	66	58	65	16%	174	189
Total revenues	1,977	2,161	2,063	2,182	2,202	11%	5,979	6,447

Expenses
Asset Accumulation and Income	1,231	1,341	1,265	1,338	1,360	10%	3,696	3,963
Protection	347	396	399	406	445	28%	1,150	1,250
Adjusted Corporate and Other and Eliminations	95	98	98	130	120	26%	301	348
Total adjusted expenses	1,673	1,835	1,762	1,874	1,925	15%	5,147	5,561

Pretax Segment Income
Asset Accumulation and Income	192	249	232	278	259	35%	642	769
Protection	151	106	101	102	73	(52)%	317	276
Adjusted Corporate and Other and Eliminations	(39)	(29)	(32)	(72)	(55)	(41)%	(127)	(159)
Total adjusted pretax segment income	$304	$326	$301	$308	$277	(9)%	$832	$886

Allocated Equity
Asset Accumulation and Income	$3,910	$3,811	$3,640	$3,556	$3,465	(11)%	$3,910	$3,465
Protection	2,246	2,261	2,280	2,251	2,199	(2)%	2,246	2,199
Corporate and Other and Eliminations	1,823	2,062	1,954	2,148	2,343	29%	1,823	2,343
Other comprehensive income	(226)	(209)	(143)	(355)	(249)	(10)%	(226)	(249)
Total shareholders’ equity	$7,753	$7,925	$7,731	$7,600	$7,758	—	$7,753	$7,758

Gross Dealer Concession
Asset Accumulation and Income	$446	$487	$514	$545	$523	17%	$1,312	$1,582
Protection	51	54	51	53	48	(6)%	155	152
Corporate and Other and Eliminations	48	55	59	55	49	2%	150	163
Total gross dealer concession	$545	$596	$624	$653	$620	14%	$1,617	$1,897

Owned, Managed and Administered Assets (in billions)
Owned Assets
Asset Accumulation and Income	$76.0	$79.7	$80.3	$83.1	$82.7	9%	$76.0	$82.7
Protection	14.6	15.2	16.0	15.8	17.7	21%	14.6	17.7
Corporate and Other and Eliminations	2.1	2.3	1.9	2.0	2.4	14%	2.1	2.4
Total owned assets	92.7	97.2	98.2	100.9	102.8	11%	92.7	102.8

Managed Assets
Asset Accumulation and Income	283.4	299.8	305.3	310.5	315.4	11%	283.4	315.4
Total managed assets	283.4	299.8	305.3	310.5	315.4	11%	283.4	315.4

Administered Assets
Asset Accumulation and Income	63.9	69.1	70.4	72.5	73.8	15%	63.9	73.8
Total administered assets	63.9	69.1	70.4	72.5	73.8	15%	63.9	73.8

Total owned, managed and administered assets	$440.0	$466.1	$473.9	$483.9	$492.0	12%	$440.0	$492.0

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment
Income Statements

						3Q ’07 vs. 3Q ’06	Year-to-Date
(in millions, unaudited)	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	% Change	2006	2007
Revenues
Management, financial advice and service fees	$657	$749	$718	$788	$789	20%	$1,957	$2,295
Distribution fees	272	344	317	386	323	19%	842	1,026
Net investment income	443	454	415	392	456	3%	1,345	1,263
Other revenues	51	43	47	50	51	—	194	148
Total revenues	1,423	1,590	1,497	1,616	1,619	14%	4,338	4,732

Expenses
Compensation and benefits - field	370	425	419	472	448	21%	1,112	1,339
Interest credited to account values	281	279	253	267	246	(12)%	840	766
Benefits, claims, losses and settlement expenses	3	22	(8)	7	150	#	19	149
Amortization of deferred acquisition costs	98	63	99	85	60	(39)%	276	244
Interest and debt expense	4	3	3	3	3	(25)%	12	9
Other expenses	475	549	499	504	453	(5)%	1,437	1,456
Total expenses	1,231	1,341	1,265	1,338	1,360	10%	3,696	3,963
Pretax segment income	$192	$249	$232	$278	$259	35%	$642	$769

Other Information
Net investment gains, pretax	$12	$21	$8	$1	$12	—	$19	$21
Contribution margin	54.0%	54.3%	55.6%	53.8%	47.9%		54.6%	52.4%
Allocated equity	$3,910	$3,811	$3,640	$3,556	$3,465	(11)%	$3,910	$3,465
Return on allocated equity for pretax segment income	21.8%	23.2%	23.6%	25.4%	27.7%		21.8%	27.7%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment
Revenues by Product

						3Q ’07 vs. 3Q ’06	Year-to-Date
(in millions, unaudited)	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	% Change	2006	2007
Revenues
Management, financial advice and service fees
Asset management	$294	$347	$294	$325	$310	5%	$883	$929
Variable annuities	150	171	177	194	202	35%	434	573
Fixed annuities	2	1	2	2	2	—	5	6
Brokerage, banking and other	211	230	245	267	275	30%	635	787
Total management, financial advice and service fees	657	749	718	788	789	20%	1,957	2,295

Distribution fees
Asset management	37	39	39	40	33	(11)%	125	112
Variable annuities	10	8	10	10	10	—	30	30
Fixed annuities	2	2	2	2	2	—	8	6
Brokerage, banking and other	223	295	266	334	278	25%	679	878
Total distribution fees	272	344	317	386	323	19%	842	1,026

Net investment income
Asset management	22	3	12	15	3	(86)%	37	30
Variable annuities	67	63	54	26	107	60%	206	187
Fixed annuities	267	288	258	254	262	(2)%	849	774
Certificates	70	70	61	64	57	(19)%	204	182
Brokerage, banking and other	17	30	30	33	27	59%	49	90
Total net investment income	443	454	415	392	456	3%	1,345	1,263

Other revenues
Asset management	28	20	18	16	9	(68)%	135	43
Variable annuities	12	14	16	23	25	#	33	64
Brokerage, banking and other	11	9	13	11	17	55%	26	41
Total other revenues	51	43	47	50	51	—	194	148
Total revenues	$1,423	$1,590	$1,497	$1,616	$1,619	14%	$4,338	$4,732

Total revenues
Asset management	$381	$409	$363	$396	$355	(7)%	$1,180	$1,114
Variable annuities	239	256	257	253	344	44%	703	854
Fixed annuities	271	291	262	258	266	(2)%	862	786
Certificates	70	70	61	64	57	(19)%	204	182
Brokerage, banking and other	462	564	554	645	597	29%	1,389	1,796
Total revenues	$1,423	$1,590	$1,497	$1,616	$1,619	14%	$4,338	$4,732

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment
Retail Managed Assets Rollforwards

						3Q ’07 vs. 3Q ’06	Year-to-Date
(in billions, unaudited)	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	% Change	2006	2007
RiverSource Managed Funds
Beginning assets	$76.4	$78.2	$81.7	$82.1	$87.0	14%	$76.6	$81.7
Sales	4.5	4.2	4.4	5.5	6.1	36%	11.9	16.0
Redemptions	(4.9)	(5.1)	(4.9)	(5.1)	(5.7)	(16)%	(15.1)	(15.7)
Market appreciation	2.4	4.6	1.2	4.2	1.2	(50)%	4.8	6.6
Other	(0.2)	(0.2)	(0.3)	0.3	—	#	—	—
Total ending assets	$78.2	$81.7	$82.1	$87.0	$88.6	13%	$78.2	$88.6

Percent of Ending Assets Subadvised by Others	10%	11%	11%	11%	11%		10%	11%

RiverSource Managed Funds by Type
Equity mutual funds	$37.4	$39.0	$38.6	$41.1	$41.1	10%	$37.4	$41.1
Variable product funds (1)	20.6	22.2	22.8	24.7	25.5	24%	20.6	25.5
Taxable fixed income mutual funds	8.1	8.0	8.2	8.4	8.7	7%	8.1	8.7
Tax-exempt fixed income mutual funds	4.9	4.8	4.6	4.4	4.2	(14)%	4.9	4.2
Money market mutual funds	4.3	4.5	4.6	4.9	5.3	23%	4.3	5.3
Hybrid and other mutual funds	2.9	3.2	3.3	3.5	3.8	31%	2.9	3.8
Total ending assets	$78.2	$81.7	$82.1	$87.0	$88.6	13%	$78.2	$88.6

Threadneedle Managed Mutual Funds
Beginning assets	$14.9	$15.6	$16.6	$16.8	$17.9	20%	$14.0	$16.6
Sales	1.2	1.3	1.7	1.9	2.5	#	3.8	6.1
Redemptions	(1.5)	(1.9)	(1.9)	(1.8)	(2.5)	(67)%	(4.5)	(6.2)
Market appreciation	0.6	0.9	0.4	0.5	0.1	(83)%	1.0	1.0
Foreign currency translation	0.4	0.7	0.1	0.4	0.3	(25)%	1.1	0.8
Other	—	—	(0.1)	0.1	0.1	—	0.2	0.1
Total ending assets	$15.6	$16.6	$16.8	$17.9	$18.4	18%	$15.6	$18.4

Threadneedle Managed Mutual Funds by Type
Equity mutual funds	$11.5	$12.2	$12.3	$13.1	$13.6	18%	$11.5	$13.6
Fixed income mutual funds	3.1	3.3	3.4	3.3	3.3	6%	3.1	3.3
Money market mutual funds	0.3	0.3	0.2	0.4	0.5	67%	0.3	0.5
Hybrid and other mutual funds	0.7	0.8	0.9	1.1	1.0	43%	0.7	1.0
Total ending assets	$15.6	$16.6	$16.8	$17.9	$18.4	18%	$15.6	$18.4

RiverSource Collective Funds
Beginning assets	$10.9	$11.0	$10.2	$10.0	$9.6	(12)%	$11.3	$10.2
Net flows	(0.2)	(1.1)	(0.3)	(0.6)	(0.4)	#	(0.8)	(1.3)
Market appreciation	0.2	0.3	0.1	0.2	0.2	—	0.5	0.5
Other	0.1	—	—	—	(0.1)	#	—	(0.1)
Total ending assets	$11.0	$10.2	$10.0	$9.6	$9.3	(15)%	$11.0	$9.3

(1)  Difference between Variable product funds and Variable product liabilities, as shown on page 14,  represents a timing difference of dividends declared and reinvested into the funds.

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment
Institutional Managed Assets Rollforwards

						3Q ’07 vs. 3Q ’06	Year-to-Date
(in billions, unaudited)	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	% Change	2006	2007
RiverSource Managed Institutional Accounts
Beginning assets	$27.3	$26.9	$27.9	$28.7	$29.1	7%	$27.2	$27.9
Sales	0.9	1.8	1.8	1.4	1.3	44%	3.0	4.5
Redemptions	(1.7)	(0.9)	(1.1)	(1.0)	(1.0)	41%	(3.1)	(3.1)
Market appreciation	0.3	0.2	0.1	—	0.2	(33)%	0.3	0.3
Other	0.1	(0.1)	—	—	0.1	—	(0.5)	0.1
Total ending assets	$26.9	$27.9	$28.7	$29.1	$29.7	10%	$26.9	$29.7

RiverSource Managed Institutional Assets by Type
Equity ending assets	$2.6	$2.9	$3.0	$3.1	$3.2	23%	$2.6	$3.2
Fixed income ending assets	23.8	24.1	25.2	25.4	25.4	7%	23.8	25.4
Money market ending assets	0.4	0.8	0.4	0.6	1.1	#	0.4	1.1
Other ending assets	0.1	0.1	0.1	—	—	#	0.1	—
Total ending assets	$26.9	$27.9	$28.7	$29.1	$29.7	10%	$26.9	$29.7

Threadneedle Managed Institutional Accounts
Beginning assets	$105.2	$108.0	$115.1	$115.5	$110.7	5%	$99.6	$115.1
Sales	5.4	5.9	5.3	5.4	5.3	(2)%	15.8	16.0
Redemptions	(7.6)	(7.9)	(7.4)	(15.7)	(8.4)	(11)%	(19.9)	(31.5)
Market appreciation	1.6	3.0	1.1	1.9	0.9	(44)%	2.3	3.9
Foreign currency translation	2.8	5.0	0.5	2.4	2.1	(25)%	7.9	5.0
Other	0.6	1.1	0.9	1.2	0.9	50%	2.3	3.0
Total ending assets	$108.0	$115.1	$115.5	$110.7	$111.5	3%	$108.0	$111.5

Threadneedle Managed Institutional Assets by Type
Equity ending assets	$54.0	$57.8	$57.8	$57.7	$56.4	4%	$54.0	$56.4
Fixed income ending assets	36.9	38.4	39.8	32.2	34.2	(7)%	36.9	34.2
Money market ending assets	5.1	6.0	4.6	6.9	6.7	31%	5.1	6.7
Other ending assets	12.0	12.9	13.3	13.9	14.2	18%	12.0	14.2
Total ending assets	$108.0	$115.1	$115.5	$110.7	$111.5	3%	$108.0	$111.5

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment
Financial Advisor Managed Assets Rollforwards

						3Q ’07 vs. 3Q ’06	Year-to-Date
(in billions, unaudited)	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	% Change	2006	2007
Ameriprise Wrap Accounts
Beginning assets	$56.7	$59.9	$65.9	$69.9	$76.2	34%	$49.7	$65.9
Mutual fund net flows	1.2	1.3	2.5	2.9	2.0	67%	5.0	7.4
Market appreciation (depreciation) and other	2.0	4.7	1.5	3.4	1.4	(30)%	5.2	6.3
Total ending assets	$59.9	$65.9	$69.9	$76.2	$79.6	33%	$59.9	$79.6

Non-fee earning cash balances as a percent of ending assets	5.8%	6.2%	5.8%	5.4%	5.7%		5.8%	5.7%

SAI Wrap Accounts
Beginning assets	$9.8	$10.2	$10.5	$11.9	$12.9	32%	$8.0	$10.5
Net flows	0.3	0.3	0.5	0.6	0.6	#	1.5	1.7
Market appreciation (depreciation) and other	0.1	—	0.9	0.4	(0.2)	#	0.7	1.1
Total ending assets	$10.2	$10.5	$11.9	$12.9	$13.3	30%	$10.2	$13.3

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment
Owned Assets Related to Variable Products

						3Q ’07 vs. 3Q ’06	Year-to-Date
(in billions, unaudited)	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	% Change	2006	2007
Variable Annuities (1)
Beginning balance	$36.7	$39.3	$43.5	$45.8	$49.7	35%	$33.2	$43.5
Deposits	2.4	2.6	2.6	2.8	2.5	4%	7.0	7.9
Withdrawals and surrenders	(1.0)	(1.1)	(1.2)	(1.3)	(1.2)	(20)%	(3.2)	(3.7)
Net flows	1.4	1.5	1.4	1.5	1.3	(7)%	3.8	4.2
Investment performance and interest credited	1.1	2.5	0.7	2.2	0.8	(27)%	2.2	3.7
Other	0.1	0.2	0.2	0.2	(0.2)	#	0.1	0.2
Total ending balance - contract reserves	$39.3	$43.5	$45.8	$49.7	$51.6	31%	$39.3	$51.6

Assets Managed by RiverSource
Variable annuity separate account liabilities	$18.1	$19.7	$20.5	$21.9	$22.6	25%
Variable universal life liabilities (2)	2.4	2.6	2.6	2.8	2.9	21%

Assets Managed by Threadneedle	$4.2	$4.6	$4.5	$4.5	$4.3	2%

(1)   The fixed portion of the Variable annuities product is included in the Fixed annuities product account values on page 15.

(2)   Revenue associated with this product is included in the Protection segment.

#    Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment
Net Investment Income and Spread Products

						3Q ’07 vs. 3Q ’06	Year-to-Date
(in millions, unaudited)	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	% Change	2006	2007
Net Investment Income
Realized gains (losses)	$12	$21	$8	$1	$12	—	$19	$21
Income related to interest credited and benefits line hedges	18	15	(3)	(6)	64	#	6	55
Net investment income	$443	$454	$415	$392	$456	3%	$1,345	$1,263

Certificates
Beginning balance	$4,863	$4,608	$4,720	$4,561	$4,167	(14)%	$5,649	$4,720
Deposits	390	706	238	224	176	(55)%	1,239	638
Withdrawals and surrenders	(700)	(653)	(447)	(673)	(479)	32%	(2,431)	(1,599)
Net flows	(310)	53	(209)	(449)	(303)	2%	(1,192)	(961)
Interest credited	56	58	51	55	46	(18)%	153	152
Other	(1)	1	(1)	—	(1)	—	(2)	(2)
Total ending balance	$4,608	$4,720	$4,561	$4,167	$3,909	(15)%	$4,608	$3,909

Asset earnings rate	4.92%	4.90%	4.97%	5.00%	4.96%		4.91%	4.98%
Crediting rate	(3.92)%	(4.15)%	(4.28)%	(4.29)%	(4.22)%		(3.68)%	(4.27)%
Spread (1)	1.00%	0.75%	0.69%	0.71%	0.74%		1.23%	0.71%

Annuities Fixed Account Balances
Beginning balance	$24,801	$23,977	$23,133	$22,218	$21,316	(14)%	$26,126	$23,133
Deposits	232	183	129	173	203	(13)%	690	505
Withdrawals and surrenders	(1,238)	(1,237)	(1,247)	(1,254)	(1,174)	5%	(3,474)	(3,675)
Net flows	(1,006)	(1,054)	(1,118)	(1,081)	971	3%	(2,784)	(3,170)
Policyholder interest credited	228	223	205	214	200	(12)%	694	619
Other (2)	(46)	(13)	(2)	(35)	280	#	(59)	243
Total ending balance	$23,977	$23,133	$22,218	$21,316	$20,825	(13)%	$23,977	$20,825

Capitalized Interest	$3	$2	$2	$2	$2	(33)%	$8	$6
Ending Balance Attributable to Variable Annuities Fixed Sub-Accounts	$6,277	$5,975	$5,674	$5,416	$5,542	(12)%	$6,277	$5,542

Asset earnings rate	5.21%	5.57%	5.56%	5.48%	5.42%		5.57%	5.49%
Crediting rate	(3.56)%	(3.57)%	(3.56)%	(3.56)%	(3.55)%		(3.55)%	(3.56)%
Spread (3)	1.65%	2.00%	2.00%	1.92%	1.87%		2.02%	1.93%

(1)        The investment income effect of options backing the Stock Market Certificate and the corresponding credited amounts to certificate holders has been excluded from these rates.

(2)        Other includes capitalized interest, change in FAS 115 shadow reserve for payout annuities and in Q3 2007, includes a $281 million transfer from the variable sub-account to the fixed sub-account for certain variable annuity products.

(3)        Attributable to interest sensitive products only, which has ranged between 87% to 89% of the total ending annuities fixed accounts balance in the periods reported. The asset earnings rate is a calculated theoretical yield obtained from the assignment of investment income using the investment year method of allocation.

#          Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment
Selected Asset Management Ranking Information

	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007
RiverSource Mutual Fund Rankings in Top 2 Lipper Quartiles
Equal Weighted
Equity - 12 month	73%	77%	56%	70%	65%
Fixed Income - 12 month	78%	72%	83%	88%	83%
Taxable Fixed Income - 12 month	78%	67%	86%	87%	87%
Tax-exempt Fixed Income - 12 month	78%	78%	78%	89%	78%
Equity - 3 year	58%	63%	65%	65%	73%
Fixed Income - 3 year	47%	53%	44%	44%	39%
Taxable Fixed Income - 3 year	75%	75%	67%	67%	67%
Tax-exempt Fixed Income - 3 year	22%	33%	22%	22%	11%

Asset Weighted
Equity - 12 month	70%	89%	58%	87%	67%
Fixed Income - 12 month	87%	87%	97%	97%	93%
Taxable Fixed Income - 12 month	94%	93%	96%	96%	90%
Tax-exempt Fixed Income - 12 month	79%	82%	98%	99%	97%
Equity - 3 year	67%	70%	72%	74%	93%
Fixed Income - 3 year	51%	48%	46%	46%	46%
Taxable Fixed Income - 3 year	95%	87%	84%	84%	83%
Tax-exempt Fixed Income - 3 year	5%	6%	5%	6%	4%

Threadneedle Mutual Fund Rankings in Top 2 S&P Quartiles
Equity - 12 month	72%	63%	57%	63%	77%
Fixed Income - 12 month	67%	56%	44%	44%	22%
Equity - 3 year	64%	57%	50%	64%	76%
Fixed Income - 3 year	78%	67%	56%	56%	22%

Equal Weighted Rankings in Top 2 Quartiles: Counts the number of Class A funds with above median ranking divided by the total number of Class A funds. Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles: Sums the assets of the Class A funds with above median ranking divided by the total Class A assets. Funds with more assets will receive a greater share of the total percentage above or below median.

Aggregated data shows only actively-managed mutual funds by affiliated investment managers.

Aggregated data does not include mutual funds subadvised by advisors not affiliated with Ameriprise Financial, Inc., RiverSource S&P 500 Index Fund, RiverSource Cash Management Fund and RiverSource Tax Free Money Market Fund.

Aggregated equity rankings include RiverSource Portfolio Builder Series and other balanced and asset allocation funds that invest in both equities and fixed income.

RiverSource Portfolio Builder Series funds are funds of mutual funds that may invest in third-party subadvised funds.

Aggregated data only includes mutual funds in existence as of current quarter end. Refer to Exhibit A for RiverSource individual mutual fund performance rankings and other important disclosures.

Exhibit A includes RiverSource performance rankings for funds subadvised by non-affiliated advisors for general reference although not included in the summary above.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment
Deferred Acquisition Costs Rollforwards

						3Q ’07 vs. 3Q ’06	Year-to-Date
(in millions, unaudited)	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	% Change	2006	2007
Variable Annuities
Beginning balance	$1,887	$1,926	$2,004	$1,898	$1,988	5%	$1,719	$2,004
Capitalization	119	121	121	124	113	(5)%	344	358
Amortization	(69)	(34)	(68)	(56)	(20)	71%	(173)	(144)
SOP 05-1 (cumulative pretax impact)	—	—	(146)	—	—	—	—	(146)
Other (FAS 115)	(11)	(9)	(13)	22	(14)	(27)%	36	(5)
Total ending balance	$1,926	$2,004	$1,898	$1,988	$2,067	7%	$1,926	$2,067

Fixed Annuities
Beginning balance	$381	$359	$343	$315	$309	(19)%	$396	343
Capitalization	5	3	2	1	2	(60)%	16	5
Amortization	(17)	(20)	(21)	(20)	(33)	(94)%	(60)	(74)
SOP 05-1 (cumulative pretax impact)	—	—	(7)	—	—	—	—	(7)
Other (FAS 115)	(10)	1	(2)	13	(6)	40%	7	5
Total ending balance	$359	$343	$315	$309	$272	(24)%	$359	$272

Other
Beginning balance	$88	$80	$74	$69	$66	(25)%	$109	$74
Capitalization	4	4	5	6	3	(25)%	14	14
Amortization	(12)	(9)	(10)	(9)	(7)	42%	(43)	(26)
Other (FAS 115)	—	(1)	—	—	—	—	—	—
Total ending balance	$80	$74	$69	$66	$62	(23)%	$80	$62

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment
Income Statements

						3Q ’07 vs. 3Q ’06	Year-to-Date
(in millions, unaudited)	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	% Change	2006	2007
Revenues
Management, financial advice and service fees	$20	$22	$22	$24	$24	20%	$58	$70
Distribution fees	27	29	28	29	29	7%	82	86
Net investment income	87	92	89	88	93	7%	262	270
Premiums	249	246	245	251	254	2%	709	750
Other revenues	115	113	116	116	118	3%	356	350
Total revenues	498	502	500	508	518	4%	1,467	1,526

Expenses
Compensation and benefits - field	22	21	25	24	24	9%	67	73
Interest credited to account values	36	37	34	36	36	—	108	106
Benefits, claims, losses and settlement expenses	230	223	227	223	233	1%	666	683
Amortization of deferred acquisition costs	(11)	41	35	40	68	#	92	143
Other expenses	70	74	78	83	84	20%	217	245
Total expenses	347	396	399	406	445	28%	1,150	1,250
Pretax segment income	$151	$106	$101	$102	$73	(52)%	$317	$276

Other Information
Net investment gains (losses), pretax	$2	$6	$1	$—	$3	50%	$4	$4
Contribution margin	42.2%	44.0%	42.8%	44.3%	43.4%		42.7%	43.5%
Allocated equity	$2,246	$2,261	$2,280	$2,251	$2,199	(2)%	$2,246	$2,199
Return on allocated equity for pretax segment income	18.1%	19.1%	20.1%	20.4%	17.0%		18.1%	17.0%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment
Revenues by Product

						3Q ’07 vs. 3Q ’06	Year-to-Date
(in millions, unaudited)	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	% Change	2006	2007
Revenues
Management, financial advice and service fees
VUL/UL	$19	$21	$21	$23	$22	16%	$55	$66
Auto and Home	1	—	1	1	2	#	3	4
Disability income, LTC and other	—	1	—	—	—	—	—	—
Total management, financial advice and service fees	20	22	22	24	24	20%	58	70

Distribution fees
VUL/UL	18	18	19	19	19	6%	55	57
Auto and Home	—	1	—	1	—	—	1	1
Disability income, LTC and other	9	10	9	9	10	11%	26	28
Total distribution fees	27	29	28	29	29	7%	82	86

Net investment income
VUL/UL	27	30	29	29	28	4%	87	86
Traditional life	4	4	4	4	4	—	12	12
Auto and Home	14	11	11	11	16	14%	34	38
Disability income, LTC and other	42	47	45	44	45	7%	129	134
Total net investment income	87	92	89	88	93	7%	262	270

Premiums
Traditional life	19	18	19	22	21	11%	55	62
Auto and Home	135	140	141	144	146	8%	396	431
Intercompany premiums (1)	5	7	9	8	8	60%	16	25
Disability income, LTC and other	90	81	76	77	79	(12)%	242	232
Total premiums	249	246	245	251	254	2%	709	750

Other revenues
VUL/UL	111	114	116	116	117	5%	354	349
Auto and Home	1	—	—	—	—	#	—	—
Disability income, LTC and other	3	(1)	—	—	1	(67)%	2	1
Total other revenues	115	113	116	116	118	3%	356	350
Total revenues	$498	$502	$500	$508	$518	4%	$1,467	$1,526

Total revenues by product
VUL/UL	$175	$183	$185	$187	$186	6%	$551	$558
Traditional life	23	22	23	26	25	9%	67	74
Auto and Home	151	152	153	157	164	9%	434	474
Intercompany premiums (1)	5	7	9	8	8	60%	16	25
Disability income, LTC and other	144	138	130	130	135	(6)%	399	395
Total revenues by product	$498	$502	$500	$508	$518	4%	$1,467	$1,526

(1)   Intercompany E&O premiums are eliminated in the Corporate and Other and Eliminations segment.

#    Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment
Selected Statistical Information

						3Q ’07 vs. 3Q ’06	Year-to-Date
(in millions unless otherwise noted unaudited)	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	% Change	2006	2007
Sales
VUL/UL (1)	$84	$90	$83	$89	$88	5%	$260	$260
Term and whole life	4	6	5	5	5	25%	14	15
Disability income	5	5	5	5	3	(40)%	15	13
Brokered insurance and other	$11	$9	$9	$9	$10	(9)%	$31	$28

Lapse Rate
VUL/UL	6.1%	5.8%	5.6%	5.8%	5.7%		5.7%	5.7%

Life Insurance in-Force
VUL/UL	$110,419	$111,889	$113,104	$114,513	$115,540	5%	$110,419	$115,540
Term and whole life	58,293	60,278	62,438	64,751	66,974	15%	58,293	66,974
Other (2)	1,867	1,855	1,832	1,816	1,790	(4)%	1,867	1,790
Total life insurance in-force	$170,579	$174,022	$177,374	$181,080	$184,304	8%	$170,579	$184,304

Policyholder Reserves (net)
VUL/UL	$7,882	$8,334	$8,480	$8,878	$9,011	14%	$7,882	$9,011
Term and whole life	235	234	234	234	234	—	235	234
Disability income	381	386	408	414	419	10%	381	419
Long term care and other	$2,167	$2,197	$2,215	$2,233	$2,251	4%	$2,167	$2,251

Net Amount at Risk (3)
VUL/UL	$47,019	$46,327	$45,939	$45,197	$44,711	(5)%	$47,019	$44,711
Term and whole life	$15,091	$15,039	$14,936	$14,893	$14,709	(3)%	$15,091	$14,709

Auto and Home Insurance
Policy count (in thousands)	481	490	496	505	512	6%	481	512
Loss ratio	82.8%	76.1%	71.0%	78.8%	78.1%		80.0%	76.0%
Expense ratio	15.8%	15.4%	18.2%	17.1%	18.0%		15.5%	17.6%

(1)   Includes lump sum deposits.

(2)   Includes only other life insurance.

(3)   Life insurance in-force less policyholder reserves net of re-insurance.

#    Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment
Product Rollforwards

						3Q ’07 vs. 3Q ’06	Year-to-Date
(in millions, unaudited)	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	% Change	2006	2007
Future Policy Benefits and Policyholder Account Balances
VUL/UL
Beginning balance	$7,653	$7,882	$8,334	$8,480	$8,878	16%	$7,327	$8,334
Premiums and deposits	263	278	275	283	276	5%	793	834
Investment performance and interest credited	183	407	121	362	105	(43)%	424	588
Withdrawals and surrenders	(237)	(257)	(257)	(262)	(262)	(11)%	(723)	(781)
Other	20	24	7	15	14	(30)%	61	36
Total ending balance	$7,882	$8,334	$8,480	$8,878	$9,011	14%	$7,882	$9,011

Deferred Acquisition Costs
VUL/UL
Beginning balance	$1,422	$1,492	$1,507	$1,478	$1,513	6%	$1,371	$1,507
Capitalization	30	31	36	37	32	7%	95	105
Amortization	38	(14)	(10)	(12)	(40)	#	14	(62)
SOP 05-1 (cumulative pretax impact)	—	—	(51)	—	—	—	—	(51)
Other (FAS 115)	2	(2)	(4)	10	(4)	#	12	2
Total ending balance	$1,492	$1,507	$1,478	$1,513	$1,501	1%	$1,492	$1,501

Term and Whole Life
Beginning balance	$104	$105	$109	$114	$118	13%	$101	$109
Capitalization	6	7	7	8	8	33%	18	23
Amortization	(4)	(3)	(2)	(4)	(4)	—	(14)	(10)
Other	(1)	—	—	—	—	#	—	—
Total ending balance	$105	$109	$114	$118	$122	16%	$105	$122

Disability Income, LTC and Other
Beginning balance	$447	$448	$448	$450	$454	2%	$448	$448
Capitalization	13	12	14	15	14	8%	40	43
Amortization	(11)	(12)	(12)	(12)	(10)	9%	(40)	(34)
Other	(1)	—	—	1	5	#	—	6
Total ending balance	$448	$448	$450	$454	$463	3%	$448	$463

Auto and Home
Beginning balance	$13	$13	$14	$13	$14	8%	$38	$14
Capitalization	12	12	11	12	14	17%	27	37
Amortization	(12)	(12)	(11)	(12)	(14)	(17)%	(52)	(37)
Other	—	1	(1)	1	1	—	—	1
Total ending balance	$13	$14	$13	$14	$15	15%	$13	$15

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Corporate and Other and Eliminations Segment
Income Statements

						3Q ’07 vs. 3Q ’06	Year-to-Date
(in millions, unaudited)	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	3 Qtr 2007	% Change	2006	2007
Revenues
Management, financial advice and service fees	$43	$43	$51	$51	$65	51%	$136	$167
Distribution fees	1	1	(1)	—	—	#	2	(1)
Net investment income	12	20	14	5	3	(75)%	31	22
Premiums (1)	(5)	(7)	(9)	(8)	(8)	(60)%	(16)	(25)
Other revenues	5	12	11	10	5	—	21	26
Total revenues	56	69	66	58	65	16%	174	189

Expenses
Compensation and benefits - field	36	32	42	42	50	39%	108	134
Interest and debt expense	28	30	29	29	26	(7)%	71	84
Other expenses	31	36	27	59	44	42%	122	130
Total expenses before separation costs	95	98	98	130	120	26%	301	348
Pretax segment loss before separation costs	(39)	(29)	(32)	(72)	(55)	(41)%	(127)	(159)
Separation costs, pretax	87	123	85	63	60	(31)%	238	208
Pretax segment loss	$(126)	$(152)	$(117)	$(135)	$(115)	9%	$(365)	$(367)

Other Information
Net investment gains, pretax	$—	$—	$—	$1	$—	—	$1	$1
Allocated equity	$1,823	$2,062	$1,954	$2,148	$2,343	29%	$1,823	$2,343

(1) Represents the elimination of intercompany E&O premiums recorded in the Protection segment.

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Capital and Ratings Information

	September 30,		December 31,		March 31,		June 30,		September 30,
(in millions, unaudited)	2006		2006		2007		2007		2007
Balance Sheet Detail
Senior notes	$1,500		$1,500		$1,500		$1,500		$1,500
Junior subordinated notes (1)	500		500		500		500		500

Non-recourse debt
Debt of CDO	254		225		225		197		197
Debt of property fund limited partnerships	—		—		—		—		—
Subtotal non-recourse debt	254		225		225		197		197
Total debt	$2,254		$2,225		$2,225		$2,197		$2,197

Total debt excluding non-recourse debt	$2,000		$2,000		$2,000		$2,000		$2,000
Total debt excluding non-recourse debt and 75% equity credit (1)	$1,625		$1,625		$1,625		$1,625		$1,625

Shareholders’ Equity
Common stock	$3		$3		$3		$3		$3
Additional paid-in capital	4,291		4,353		4,468		4,533		4,593
Retained earnings	4,123		4,268		4,268		4,428		4,591
Treasury stock	(438)		(490)		(865)		(1,009)		(1,180)
Accumulated other comprehensive income (loss), net of tax	(226)		(209)		(143)		(355)		(249)
Total shareholders’ equity	$7,753		$7,925		$7,731		$7,600		$7,758

Total capital	$10,007		$10,150		$9,956		$9,797		$9,955
Total capital excluding non-recourse debt	9,753		9,925		9,731		9,600		9,758
Junior subordinated notes 75% equity credit (1)	$375		$375		$375		$375		$375

Other Information
Ratio of earnings to fixed charges	6.1	x	6.0	x	6.4	x	6.9	x	6.2	x
Ratio of earnings to fixed charges without non-recourse debt interest	7.0	x	6.5	x	7.0	x	7.6	x	6.7	x

Debt to total capital	22.5%		21.9%		22.3%		22.4%		22.1%
Debt to total capital excluding non-recourse debt	20.5%		20.2%		20.6%		20.8%		20.5%
Debt to total capital excluding non-recourse debt and 75% equity credit	16.7%		16.4%		16.7%		16.9%		16.7%

Double Leverage	107%		105%		110%		109%		102%

	A.M. Best	S&P	Moody’s	Fitch
Financial Strength (as of 9/30/07)
Claims Paying Ratings
RiverSource Life Insurance Company	A+	AA-	Aa3	AA-
IDS Property Casualty Ins. Company	A	NR	NR	NR

Debt Ratings
Ameriprise Financial, Inc.	a-	A-	A3	A-

(1) The Company’s junior subordinated notes receive an equity credit of at least 75% by the majority of rating agencies.

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) follows accounting principles generally accepted in the United States (GAAP). This report includes information on both a GAAP and non-GAAP basis.

Certain non-GAAP measures in this report exclude items that are a direct result of the separation from American Express Company, consisting of non-recurring separation costs. These non-GAAP financial measures, which management views as important indicators of financial performance, include:

•  Consolidated income statements adjusted to exclude separation costs;

•  Adjusted earnings;

•  Total expenses before separation costs;

•  Income before income tax provision and separation costs;

•  Income tax provision before tax benefit attributable to separation costs;

•  Income before separation costs;

•  Separation cost, after-tax;

•  Pretax segment income (loss) before separation costs.

Management believes that the presentation of these non-GAAP financial measures excluding these specific income statement impacts better reflect the underlying performance of the Company’s ongoing operations and facilitates a more meaningful trend analysis. These non-GAAP measures are also used for goal setting, certain compensation related to the Company’s annual incentive award program and evaluating the Company’s performance on a basis comparable to that used by securities analysts.

The Company presents a debt to capital ratio excluding non-recourse debt of a CDO consolidated in accordance with FIN 46(R) and non-recourse debt of property fund limited partnerships managed by Threadneedle consolidated in accordance with EITF 04-5. Management believes that the debt to capital ratio excluding this non-recourse debt better represents the Company’s capital structure.

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Adjusted Earnings - Income before non-recurring separation costs.

Adjusted Return on Equity - Adjusted return on equity (“ROE”) is calculated using adjusted earnings for the last twelve months in the numerator, and equity excluding equity allocated to expected non-recurring separation costs as of the last day of the preceding four quarters and the current quarter in the denominator.

Administered Assets - Administered assets include assets for which we provide administrative services such as assets of our clients invested in other companies’ products that we offer outside of our wrap accounts. These assets include those held in customers’ brokerage accounts. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets.

Allocated Equity - The internal allocation of consolidated shareholders’ equity, excluding accumulated other comprehensive income (loss), to the Company’s operating segments for purposes of measuring segment return on allocated equity. Allocated equity does not represent insurance company risk-based capital or other regulatory capital requirements applicable to the Company and certain of its subsidiaries.

AMEX Assurance Company - A legal entity previously owned by IDS Property Casualty Insurance Company (“IDS Property Casualty”) that offers travel and other card insurance to American Express Company (“American Express”) customers. This business prior to our separation from American Express had historically been reported in the Travel Related Services segment of American Express. Under the separation agreement with American Express, 100% of this business was ceded to an American Express subsidiary in return for an arm’s length ceding fee.

Asset Accumulation and Income Segment - This segment offers products and services, both our own and other companies’, to help our retail clients address identified financial objectives related to asset accumulation and income management. Products and services in this segment are related to asset management, brokerage and banking, and include mutual funds, wrap accounts, variable and fixed annuities, brokerage accounts and investment certificates. This operating segment also serves institutional clients by providing investment management services in separately managed accounts, sub-advisory, and alternative investments. We earn revenues in this segment primarily through fees we receive based on managed assets and annuity separate account assets. These fees are impacted by both market movements and net asset flows. We also earn net investment income on owned assets, principally supporting the fixed annuity and certificate businesses and capital supporting the business, and distribution fees on sales of mutual funds and other products. This segment includes the results of SAFC, which through its operating subsidiary, Securities America, Inc. (“SAI”), operates its own separately branded distribution network.

Auto and Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation, Delta Loyalty Management Services, Inc., and Ford Motor Credit Company. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Book Value per Share - Total shareholders’ equity divided by the number of common shares outstanding.

Branded Advisor Clients - Individual, business, or institutional clients that receive investment advice and other services from an employee of our company or franchisee-based financial advisor including our company’s client service organization and includes temporarily unassigned clients.

Cash Sales - the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets (owned, managed or administered) or premiums in-force (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums in-force, but generates “fee revenue.”

Client Group - In general, a client group consists of accounts for an individual, spouse or domestic partner and any accounts owned for, by or with the individual’s unmarried children under the age of 21.

Clients With a Financial Plan Percentage - The period-end number of current clients who have received a financial plan, or have entered into an agreement to receive and have paid for a financial plan, divided by the number of active retail client groups serviced by branded employees, franchisee advisors and our company’s client service organization.

Company - Ameriprise Financial, Inc. and consolidated subsidiaries.

Contribution Margin - Total revenues less compensation and benefits - field, interest credited to account values and benefits, claims, losses and settlement expenses as a percentage of total revenues.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Corporate and Other and Eliminations Segment - This segment consists of income derived from financial planning fees, investment income on corporate level assets including unallocated equity and unallocated corporate expenses. This segment also includes non-recurring costs associated with our separation from American Express. For purposes of presentation in the statistical supplement, this segment also includes eliminations.

Debt to Capital Ratio - A ratio comprised of total debt divided by total capital. This ratio is also presented excluding non-recourse debt of a Collateralized Debt Obligation (“CDO”) consolidated in accordance with FIN 46(R) and non-recourse debt of property fund limited partnerships managed by Threadneedle consolidated in accordance with EITF 04-5. In addition, we provide debt to capital ratio information excluding non-recourse debt that reflects an equity credit on our junior subordinated notes we issued on May 26, 2006. These junior subordinated notes receive an equity credit of at least 75% by the majority of rating agencies.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represent the costs of acquiring new protection, annuity and certain mutual fund business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity, life, disability income and long term care insurance and, to a lesser extent, deferred marketing and promotion expenses on auto and home insurance and deferred distribution costs on certain mutual fund products. These costs are deferred to the extent they are recoverable from future profits.

Double Leverage - A ratio reflecting parent-company equity investments, including goodwill, in consolidated operating subsidiaries divided by total shareholders’ equity.

Effective Tax Rate on Adjusted Earnings - Represents the ratio of the adjusted income tax provision before tax benefit attributable to separation costs divided by adjusted income before income tax provision and separation costs.

Emerging Issues Task Force (“EITF”) Issue No. 04-5, “Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights” (“EITF 04-5”) - EITF 04-5 provides guidance on whether a partnership should be consolidated by one of its partners. Our adoption of EITF 04-5 effective January 1, 2006 resulted in the consolidation of certain limited partnerships for which we are the general partner. As a result, we consolidate certain property fund limited partnerships managed by Threadneedle Investments and certain hedge funds managed by RiverSource Investments.

Financial Plans Sold - The number of financial plans that, during the period, have been paid for and have been or will be provided to a client based on an agreement, less financial plans sold in prior periods not delivered within 14 months.

Gross Dealer Concession - An internal measure based upon the weighted average production of advisor activity used to represent financial results attributable to advisor activity and to determine advisor compensation.

Life Insurance in-Force - The total amount of all life insurance death benefits currently insured by our company.

Managed Assets - Managed assets includes client assets for which we provide investment management and other services, such as the assets of the RiverSource family of mutual funds, assets of institutional clients and assets held in its wrap accounts (retail accounts for which we receive a fee based on assets held in the account). Managed assets also include assets managed by sub-advisors selected by us. Managed assets do not include owned assets or administered assets. These assets are not reported on our Consolidated Balance Sheets.

Mass Affluent - Individuals with $100,000 to $1 million in investable assets.

Mass Affluent and Affluent Client Groups - Client groups with $100,000 or more in invested assets or comparable product values with our company.

Net Flows - Sales less redemptions plus other. Other includes reinvested dividends.

Net Income Margin - A ratio representing net income as a percentage of total revenues.

Owned Assets - Owned assets include certain assets on our Consolidated Balance Sheets, principally investments in the general and separate accounts of our life insurance subsidiaries, as well as cash and cash equivalents, restricted and segregated cash and receivables.

Pretax Segment Income (Loss) - Segment income (loss) before income tax provision (benefit).

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Protection Segment - This segment offers a variety of protection products, both our company’s and other companies’, including life, disability income, long term care and auto and home insurance to address the identified protection and risk management needs of our company’s retail clients. We earn revenues in this operating segment primarily through premiums, fees and charges that we receive to assume insurance-related risk, fees we receive on assets supporting variable universal life separate account balances, and net investment income on owned assets supporting insurance reserves and capital supporting the business.

Ratio of Earnings to Fixed Charges - A ratio comprised of earnings divided by fixed charges. Earnings are defined as income before income tax provision plus interest and debt expense, interest portion of rental expense, amortization of capitalized interest and adjustments related to equity investments and minority interests in consolidated entities. Fixed charges are defined as interest and debt expense, the interest portion of rental expense and capitalized interest. The ratio is also presented excluding the effect of interest on non-recourse debt of a Collateralized Debt Obligation consolidated in accordance with FIN 46(R) and the Threadneedle managed property fund limited partnerships consolidated in accordance with EITF 04-5.

Return on Allocated Equity for Pretax Segment Income - Return on equity calculation that uses the pretax segment income for the trailing twelve months and equity using a five point average of quarter-end equity.

RiverSource Managed Assets - Managed client assets of RiverSource Investments, LLC, an SEC-registered investment advisor that offers investment products and services under the names RiverSource Institutional Advisors, RiverSource Alternative Investments, RiverSource Capital Management and RiverSource Insurance Assets.

Securities America - Securities America Financial Corporation (“SAFC”) is a corporation whose sole function is to hold the stock of its operating subsidiaries, Securities America, Inc. (“SAI”) and Securities America Advisors, Inc. (“SAA”). SAI is a registered broker-dealer and an insurance agency. SAA is an SEC registered investment advisor.

Separate Accounts - Represent assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Separation Costs - Our company has incurred significant non-recurring separation costs as a result of the separation from American Express. Separation costs generally consist of costs associated with separating and reestablishing our company’s technology platforms, establishing the Ameriprise Financial brand and advisor and employee retention programs.

Separation Costs, After-Tax - For this non-GAAP presentation of non-recurring separation costs, after-tax is calculated in each quarter using the statutory tax rate of 35%, adjusted for permanent differences, if any.

SOP 05-1 (“Statement of Position”), “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts” - SOP 05-1 provides guidance on accounting for DAC associated with any insurance or annuity contract that is significantly modified or internally replaced with another contract.

Strategic Portfolio Services - Strategic Portfolio Services (“SPS”)  is a non-discretionary investment advisory wrap account program offering mutual funds, publicly traded securities and other financial account features. SPS provides execution of securities transactions for an asset-based fee, periodic portfolio reviews and ongoing investment advice.

Third Party Distribution - Distribution of RiverSource products, which include a variety of equity and fixed income mutual funds, annuities and insurance products, to retail clients through unaffiliated financial institutions and broker-dealers. The Third Party channel is separate from the Branded Advisor, Threadneedle, SAFC, and Institutional sales channels.

Total Clients - This is the sum of all individual, business, and institutional clients, that receive investment management and/or other services, excluding those clients serviced by SAFC and Threadneedle.

Total Capital - Total shareholders’ equity plus total debt. Total capital is also presented excluding non-recourse debt.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with investment advisory fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include proprietary and non-proprietary funds. We currently offer both discretionary and non-discretionary investment advisory wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, RiverSource Investments, LLC chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay an asset-based fee based on the assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

EXHIBIT A

RiverSource® Mutual Fund Performance and

Lipper Ranking

Ameriprise Financial, Inc.

Equity Fund Performance & Lipper Ranking

As of September 30, 2007

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Total Net	Total Net	Total	Rankings and Annualized Returns at NAV (1)
	Assets	Assets	Expense	1 year		3 years		5 years
Class A Shares by Lipper Category	(Mil $ )	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking
Emerging Market Funds
RiverSource Emerging Markets Fund	724.80	9/28/2007	1.81	57.53	40%	40.26	42%	34.80	67%
Lipper Fund Ranking / Total Funds in Category					100 / 253		79 / 191		109 / 162
Equity Income Funds
RiverSource Diversified Equity Income Fund	8,198.80	9/28/2007	1.14	20.98	11%	19.91	3%	22.91	2%
Lipper Fund Ranking / Total Funds in Category					28 / 256		4 / 194		2 / 132
RiverSource Dividend Opportunity Fund	2,067.70	9/28/2007	1.15	19.03	22%	16.91	17%	15.71	50%
Lipper Fund Ranking / Total Funds in Category					56 / 256		33 / 194		66 / 132
European Region Funds
RiverSource European Equity Fund	140.50	9/28/2007	1.52	25.58	61%	22.74	76%	21.32	85%
Lipper Fund Ranking / Total Funds in Category					62 / 102		70 / 92		68 / 79
Flexible Portfolio Funds
RiverSource Strategic Allocation Fund	2,197.80	9/28/2007	1.14	17.97	26%	14.50	27%	14.49	45%
Lipper Fund Ranking / Total Funds in Category					33 / 127		25 / 95		35 / 78
Global Large Cap Growth Funds
RiverSource Global Equity Fund	816.40	9/28/2007	1.51	27.66	32%	22.44	11%	20.01	30%
Lipper Fund Ranking / Total Funds in Category					27 / 86		7 / 65		16 / 54
Gold-Oriented Funds
RiverSource Precious Metals and Mining Fund	131.90	9/28/2007	1.40	35.42	56%	25.00	61%	25.72	62%
Lipper Fund Ranking / Total Funds in Category					30 / 53		31 / 50		26 / 41
International Large Cap Core Funds
RiverSource International Opportunity Fund	697.80	9/28/2007	1.48	23.29	65%	21.61	61%	19.67	74%
Lipper Fund Ranking / Total Funds in Category					138 / 213		120 / 198		130 / 175
International Multi Cap Growth Funds
RiverSource Disciplined International Equity Fund	586.40	9/28/2007	1.92	32.65	19%
Lipper Fund Ranking / Total Funds in Category					38 / 210
RiverSource International Aggressive Growth Fund (2)	719.20	9/28/2007	1.61	31.53	33%	25.71	26%	24.26	43%
Lipper Fund Ranking / Total Funds in Category					68 / 210		38 / 148		57 / 133
International Multi Cap Value Funds
RiverSource International Equity Fund (2)	209.50	9/28/2007	1.69	23.34	50%	21.74	59%
Lipper Fund Ranking / Total Funds in Category					60 / 120		53 / 90
RiverSource International Select Value Fund (2)	2,607.20	9/28/2007	1.47	23.67	46%	24.21	24%	26.08	17%
Lipper Fund Ranking / Total Funds in Category					55 / 120		21 / 90		11 / 67
International Small/Mid Cap Core Funds
RiverSource International Small Cap Fund (2)	128.60	9/28/2007	1.83	36.23	15%	23.55	59%
Lipper Fund Ranking / Total Funds in Category					8 / 55		28 / 47
Large Cap Core Funds
RiverSource Large Cap Equity Fund	6,431.20	9/28/2007	1.09	15.77	53%	12.79	43%	13.28	65%
Lipper Fund Ranking / Total Funds in Category					426 / 817		289 / 681		365 / 568
RiverSource Fundamental Growth Fund (2)	218.20	9/28/2007	1.41	19.10	19%	10.89	77%
Lipper Fund Ranking / Total Funds in Category					150 / 817		524 / 681
RiverSource Disciplined Equity Fund	3,238.60	9/28/2007	1.05	16.36	45%	13.77	26%
Lipper Fund Ranking / Total Funds in Category					365 / 817		173 / 681
Large Cap Growth Funds
RiverSource Growth Fund	3,333.80	9/28/2007	1.19	16.16	83%	12.87	35%	12.63	51%
Lipper Fund Ranking / Total Funds in Category					605 / 728		212 / 621		264 / 519
Large Cap Value Fund
RiverSource Equity Value Fund	1,268.20	9/28/2007	1.09	19.00	9%	18.15	3%	19.95	3%
Lipper Fund Ranking / Total Funds in Category					44 / 503		12 / 424		9 / 348
RiverSource Large Cap Value Fund	96.90	9/28/2007	1.28	13.85	60%	12.72	64%	15.08	70%
Lipper Fund Ranking / Total Funds in Category					299 / 503		272 / 424		242 / 348
RiverSource Value Fund (2)	332.80	9/28/2007	1.29	13.75	61%	13.05	56%	16.07	44%
Lipper Fund Ranking / Total Funds in Category					303 / 503		234 / 424		151 / 348

A1

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Rankings and Annualized Returns at NAV (1)
			Fund	Since
	10 years		Inception	Inception	Ranking Since
Class A Shares by Lipper Category	Return	Ranking	Date	Return	Date	Ranking
Emerging Market Funds
RiverSource Emerging Markets Fund	10.84	57%	11/13/1996	12.18	11/14/1996	48%
Lipper Fund Ranking / Total Funds in Category		48 / 84				33 / 68
Equity Income Funds
RiverSource Diversified Equity Income Fund	10.01	12%	10/15/1990	13.37	10/18/1990	28%
Lipper Fund Ranking / Total Funds in Category		10 / 84				7 / 24
RiverSource Dividend Opportunity Fund	7.55	50%	8/1/1988	10.32	8/4/1988	70%
Lipper Fund Ranking / Total Funds in Category		42 / 84				14 / 19
European Region Funds
RiverSource European Equity Fund			6/26/2000	4.58	6/26/2000	87%
Lipper Fund Ranking / Total Funds in Category						52 / 59
Flexible Portfolio Funds
RiverSource Strategic Allocation Fund	5.93	71%	1/23/1985	11.26	1/31/1985	34%
Lipper Fund Ranking / Total Funds in Category		33 / 46				2 / 5
Global Large Cap Growth Funds
RiverSource Global Equity Fund	6.06	61%	5/29/1990	7.00	5/31/1990	80%
Lipper Fund Ranking / Total Funds in Category		17 / 27				4 / 4
Gold-Oriented Funds
RiverSource Precious Metals and Mining Fund	10.15	72%	4/22/1985	8.83	4/30/1985	50%
Lipper Fund Ranking / Total Funds in Category		18 / 24				5 / 9
International Large Cap Core Funds
RiverSource International Opportunity Fund	4.29	92%	11/15/1984	9.35	11/15/1984	80%
Lipper Fund Ranking / Total Funds in Category		86 / 93				4 / 4
International Multi Cap Growth Funds
RiverSource Disciplined International Equity Fund			5/18/2006	24.49	5/18/2006	21%
Lipper Fund Ranking / Total Funds in Category						42 / 202
RiverSource International Aggressive Growth Fund (2)			9/28/2001	16.98	9/28/2001	39%
Lipper Fund Ranking / Total Funds in Category						44 / 113
International Multi Cap Value Funds
RiverSource International Equity Fund (2)			10/3/2002	20.72	10/3/2002	81%
Lipper Fund Ranking / Total Funds in Category						58 / 71
RiverSource International Select Value Fund (2)			9/28/2001	18.80	9/28/2001	31%
Lipper Fund Ranking / Total Funds in Category						19 / 61
International Small/Mid Cap Core Funds
RiverSource International Small Cap Fund (2)			10/3/2002	25.91	10/3/2002	56%
Lipper Fund Ranking / Total Funds in Category						21 / 37
Large Cap Core Funds
RiverSource Large Cap Equity Fund			3/28/2002	6.18	3/28/2002	51%
Lipper Fund Ranking / Total Funds in Category						272 / 541
RiverSource Fundamental Growth Fund (2)			4/24/2003	9.38	4/24/2003	96%
Lipper Fund Ranking / Total Funds in Category						578 / 603
RiverSource Disciplined Equity Fund			4/24/2003	14.52	4/24/2003	26%
Lipper Fund Ranking / Total Funds in Category						154 / 603
Large Cap Growth Funds
RiverSource Growth Fund	1.43	94%	3/1/1972	11.92	3/2/1972	30%
Lipper Fund Ranking / Total Funds in Category		205 / 219				8 / 26
Large Cap Value Fund
RiverSource Equity Value Fund	6.95	47%	3/20/1995	10.66	3/23/1995	56%
Lipper Fund Ranking / Total Funds in Category		67 / 142				53 / 95
RiverSource Large Cap Value Fund			6/27/2002	10.43	6/27/2002	63%
Lipper Fund Ranking / Total Funds in Category						206 / 329
RiverSource Value Fund (2)			6/18/2001	6.81	6/18/2001	54%
Lipper Fund Ranking / Total Funds in Category						146 / 272

A1

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Annualized Returns at POP (1)
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
Emerging Market Funds
RiverSource Emerging Markets Fund	5.75	48.47	37.51	33.21	10.18	11.58
Lipper Fund Ranking / Total Funds in Category
Equity Income Funds
RiverSource Diversified Equity Income Fund	5.75	14.02	17.57	21.46	9.36	12.97
Lipper Fund Ranking / Total Funds in Category
RiverSource Dividend Opportunity Fund	5.75	12.19	14.62	14.35	6.91	9.97
Lipper Fund Ranking / Total Funds in Category
European Region Funds
RiverSource European Equity Fund	5.75	18.36	20.34	19.89		3.73
Lipper Fund Ranking / Total Funds in Category
Flexible Portfolio Funds
RiverSource Strategic Allocation Fund	5.75	11.19	12.26	13.14	5.30	10.97
Lipper Fund Ranking / Total Funds in Category
Global Large Cap Growth Funds
RiverSource Global Equity Fund	5.75	20.32	20.04	18.59	5.43	6.63
Lipper Fund Ranking / Total Funds in Category
Gold-Oriented Funds
RiverSource Precious Metals and Mining Fund	5.75	27.64	22.56	24.24	9.50	8.54
Lipper Fund Ranking / Total Funds in Category
International Large Cap Core Funds
RiverSource International Opportunity Fund	5.75	16.20	19.23	18.27	3.67	9.07
Lipper Fund Ranking / Total Funds in Category
International Multi Cap Growth Funds
RiverSource Disciplined International Equity Fund	5.75	25.02				19.22
Lipper Fund Ranking / Total Funds in Category
RiverSource International Aggressive Growth Fund (2)	5.75	23.97	23.25	22.80		15.83
Lipper Fund Ranking / Total Funds in Category
International Multi Cap Value Funds
RiverSource International Equity Fund (2)	5.75	16.25	19.36			19.30
Lipper Fund Ranking / Total Funds in Category
RiverSource International Select Value Fund (2)	5.75	16.56	21.78	24.60		17.64
Lipper Fund Ranking / Total Funds in Category
International Small/Mid Cap Core Funds
RiverSource International Small Cap Fund (2)	5.75	28.40	21.14			24.43
Lipper Fund Ranking / Total Funds in Category
Large Cap Core Funds
RiverSource Large Cap Equity Fund	5.75	9.11	10.58	11.95		5.05
Lipper Fund Ranking / Total Funds in Category
RiverSource Fundamental Growth Fund (2)	5.75	12.25	8.72			7.93
Lipper Fund Ranking / Total Funds in Category
RiverSource Disciplined Equity Fund	5.75	9.67	11.55			13.00
Lipper Fund Ranking / Total Funds in Category
Large Cap Growth Funds
RiverSource Growth Fund	5.75	9.48	10.67	11.30	0.83	11.73
Lipper Fund Ranking / Total Funds in Category
Large Cap Value Fund
RiverSource Equity Value Fund	5.75	12.16	15.84	18.53	6.32	10.14
Lipper Fund Ranking / Total Funds in Category
RiverSource Large Cap Value Fund	5.75	7.31	10.52	13.73		9.19
Lipper Fund Ranking / Total Funds in Category
RiverSource Value Fund (2)	5.75	7.21	10.84	14.71		5.81
Lipper Fund Ranking / Total Funds in Category

A1

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)
	Total Net	Total Net	Total
	Assets	Assets	Expense	1 year		3 years		5 years
Class A Shares by Lipper Category	(Mil $ )	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking
Mid Cap Core Funds
RiverSource Disciplined Small and Mid-Cap Equity Fund	97.30	9/28/2007	1.67	5.88	98%
Lipper Fund Ranking / Total Funds in Category					336 / 344
Mid Cap Growth Funds
RiverSource Mid Cap Growth Fund	1,112.80	9/28/2007	1.12	23.38	61%	12.32	90%	13.21	95%
Lipper Fund Ranking / Total Funds in Category					367 / 607		434 / 485		373 / 392
RiverSource Aggressive Growth Fund (2)	613.90	9/28/2007	1.58	37.54	7%	19.71	21%
Lipper Fund Ranking / Total Funds in Category					38 / 607		100 / 485
Mid Cap Value Funds
RiverSource Mid Cap Value Fund	2,560.10	9/28/2007	1.33	22.74	15%	20.85	7%	24.69	7%
Lipper Fund Ranking / Total Funds in Category					46 / 308		15 / 238		12 / 183
Mixed-Asset Target 2010 Funds
RiverSource Retirement PlusSM 2010 Fund	19.00	9/28/2007	2.14	15.13	9%
Lipper Fund Ranking / Total Funds in Category					10 / 116
Mixed-Asset Target 2020 Funds
RiverSource Retirement Plus 2015 Fund	28.40	9/28/2007	2.55	16.66	7%
Lipper Fund Ranking / Total Funds in Category					10 / 149
RiverSource Retirement Plus 2020 Fund	40.60	9/28/2007	1.92	18.01	4%
Lipper Fund Ranking / Total Funds in Category					6 / 149
Mixed-Asset Target 2030 Funds
RiverSource Retirement Plus 2025 Fund	38.60	9/28/2007	2.30	18.12	33%
Lipper Fund Ranking / Total Funds in Category					44 / 134
RiverSource Retirement Plus 2030 Fund	38.10	9/28/2007	2.28	18.36	26%
Lipper Fund Ranking / Total Funds in Category					34 / 134
Mixed-Asset Target 2040 Funds
RiverSource Retirement Plus 2035 Fund	22.70	9/28/2007	3.85	18.22	47%
Lipper Fund Ranking / Total Funds in Category					84 / 178
RiverSource Retirement Plus 2040 Fund	28.40	9/28/2007	2.40	18.22	48%
Lipper Fund Ranking / Total Funds in Category					85 / 178
RiverSource Retirement Plus 2045 Fund	8.60	9/28/2007	5.73	18.11	51%
Lipper Fund Ranking / Total Funds in Category					91 / 178
Mixed-Asset Target Allocation Conservative Funds
RiverSource Portfolio Builder Conservative Fund	136.40	9/28/2007	1.18	8.15	43%	6.28	53%
Lipper Fund Ranking / Total Funds in Category					172 / 401		135 / 255
RiverSource Portfolio Builder Moderate Conservative Fund	325.60	9/28/2007	1.17	11.18	8%	8.64	8%
Lipper Fund Ranking / Total Funds in Category					30 / 401		19 / 255
Mixed-Asset Target Allocation Growth Funds
RiverSource Portfolio Builder Moderate Aggressive Fund	1,164.80	9/28/2007	1.28	15.56	27%	12.49	26%
Lipper Fund Ranking / Total Funds in Category					164 / 627		135 / 523
Mixed-Asset Target Allocation Moderate Funds
RiverSource Balanced Fund	1,052.70	9/28/2007	1.01	11.57	47%	9.96	37%	11.57	33%
Lipper Fund Ranking / Total Funds in Category					208 / 442		127 / 343		76 / 231
RiverSource Portfolio Builder Moderate Fund	961.50	9/28/2007	1.21	13.36	26%	10.72	25%
Lipper Fund Ranking / Total Funds in Category					113 / 442		84 / 343
Multi Cap Core Funds
RiverSource Disciplined Large Cap Growth Fund	81.10	9/28/2007	1.65
Lipper Fund Ranking / Total Funds in Category
RiverSource Fundamental Value Fund (2)	1,109.60	9/28/2007	1.18	14.67	73%	12.74	63%	15.11	58%
Lipper Fund Ranking / Total Funds in Category					636 / 876		415 / 662		283 / 493
RiverSource Portfolio Builder Aggressive Fund	582.90	9/28/2007	1.33	17.83	39%	14.38	36%
Lipper Fund Ranking / Total Funds in Category					342 / 876		235 / 662
RiverSource Portfolio Builder Total Equity Fund	539.90	9/28/2007	1.37	20.07	20%	16.33	16%
Lipper Fund Ranking / Total Funds in Category					172 / 876		101 / 662
Multi Cap Value Funds
RiverSource Select Value Fund (2)	560.00	9/28/2007	1.39	17.63	15%	14.32	37%	16.77	49%
Lipper Fund Ranking / Total Funds in Category					62 / 425		118 / 325		120 / 244

A1

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Rankings and Annualized Returns at NAV (1)
			Fund	Since
	10 years		Inception	Inception	Ranking Since
Class A Shares by Lipper Category	Return	Ranking	Date	Return	Date	Ranking
Mid Cap Core Funds
RiverSource Disciplined Small and Mid-Cap Equity Fund			5/18/2006	1.60	5/18/2006	99%
Lipper Fund Ranking / Total Funds in Category						334 / 337
Mid Cap Growth Funds
RiverSource Mid Cap Growth Fund	7.07	63%	6/4/1957	^
Lipper Fund Ranking / Total Funds in Category		102 / 162
RiverSource Aggressive Growth Fund (2)			4/24/2003	21.01	4/24/2003	16%
Lipper Fund Ranking / Total Funds in Category						67 / 422
Mid Cap Value Funds
RiverSource Mid Cap Value Fund			2/14/2002	16.58	2/14/2002	9%
Lipper Fund Ranking / Total Funds in Category						15 / 167
Mixed-Asset Target 2010 Funds
RiverSource Retirement PlusSM 2010 Fund			5/18/2006	14.39	5/18/2006	2%
Lipper Fund Ranking / Total Funds in Category						2 / 105
Mixed-Asset Target 2020 Funds
RiverSource Retirement Plus 2015 Fund			5/18/2006	15.73	5/18/2006	4%
Lipper Fund Ranking / Total Funds in Category						5 / 134
RiverSource Retirement Plus 2020 Fund			5/18/2006	16.64	5/18/2006	2%
Lipper Fund Ranking / Total Funds in Category						2 / 134
Mixed-Asset Target 2030 Funds
RiverSource Retirement Plus 2025 Fund			5/18/2006	16.54	5/18/2006	11%
Lipper Fund Ranking / Total Funds in Category						12 / 118
RiverSource Retirement Plus 2030 Fund			5/18/2006	16.98	5/18/2006	3%
Lipper Fund Ranking / Total Funds in Category						3 / 118
Mixed-Asset Target 2040 Funds
RiverSource Retirement Plus 2035 Fund			5/18/2006	16.36	5/18/2006	32%
Lipper Fund Ranking / Total Funds in Category						46 / 147
RiverSource Retirement Plus 2040 Fund			5/18/2006	16.79	5/18/2006	14%
Lipper Fund Ranking / Total Funds in Category						20 / 147
RiverSource Retirement Plus 2045 Fund			5/18/2006	16.54	5/18/2006	23%
Lipper Fund Ranking / Total Funds in Category						34 / 147
Mixed-Asset Target Allocation Conservative Funds
RiverSource Portfolio Builder Conservative Fund			3/4/2004	5.39	3/4/2004	50%
Lipper Fund Ranking / Total Funds in Category						113 / 226
RiverSource Portfolio Builder Moderate Conservative Fund			3/4/2004	7.26	3/4/2004	8%
Lipper Fund Ranking / Total Funds in Category						18 / 226
Mixed-Asset Target Allocation Growth Funds
RiverSource Portfolio Builder Moderate Aggressive Fund			3/4/2004	10.11	3/4/2004	24%
Lipper Fund Ranking / Total Funds in Category						116 / 491
Mixed-Asset Target Allocation Moderate Funds
RiverSource Balanced Fund	2.50	96%	4/16/1940	^
Lipper Fund Ranking / Total Funds in Category		122 / 127
RiverSource Portfolio Builder Moderate Fund			3/4/2004	8.96	3/4/2004	18%
Lipper Fund Ranking / Total Funds in Category						53 / 307
Multi Cap Core Funds
RiverSource Disciplined Large Cap Growth Fund			5/17/2007	2.88	5/17/2007	31%
Lipper Fund Ranking / Total Funds in Category						292 / 945
RiverSource Fundamental Value Fund (2)			6/18/2001	6.96	6/18/2001	40%
Lipper Fund Ranking / Total Funds in Category						157 / 397
RiverSource Portfolio Builder Aggressive Fund			3/4/2004	11.38	3/4/2004	29%
Lipper Fund Ranking / Total Funds in Category						177 / 614
RiverSource Portfolio Builder Total Equity Fund			3/4/2004	12.68	3/4/2004	14%
Lipper Fund Ranking / Total Funds in Category						84 / 614
Multi Cap Value Funds
RiverSource Select Value Fund (2)			3/8/2002	11.04	3/8/2002	11%
Lipper Fund Ranking / Total Funds in Category						23 / 226

A1

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Annualized Returns at POP (1)
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
Mid Cap Core Funds
RiverSource Disciplined Small and Mid-Cap Equity Fund	5.75	-0.21				-2.71
Lipper Fund Ranking / Total Funds in Category
Mid Cap Growth Funds
RiverSource Mid Cap Growth Fund	5.75	16.28	10.12	11.88	6.44	^
Lipper Fund Ranking / Total Funds in Category
RiverSource Aggressive Growth Fund (2)	5.75	29.63	17.37			19.40
Lipper Fund Ranking / Total Funds in Category
Mid Cap Value Funds
RiverSource Mid Cap Value Fund	5.75	15.68	18.49	23.23		15.36
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target 2010 Funds
RiverSource Retirement PlusSM 2010 Fund	5.75	8.51				9.54
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target 2020 Funds
RiverSource Retirement Plus 2015 Fund	5.75	9.96				10.83
Lipper Fund Ranking / Total Funds in Category
RiverSource Retirement Plus 2020 Fund	5.75	11.23				11.70
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target 2030 Funds
RiverSource Retirement Plus 2025 Fund	5.75	11.32				11.61
Lipper Fund Ranking / Total Funds in Category
RiverSource Retirement Plus 2030 Fund	5.75	11.56				12.02
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target 2040 Funds
RiverSource Retirement Plus 2035 Fund	5.75	11.42				11.43
Lipper Fund Ranking / Total Funds in Category
RiverSource Retirement Plus 2040 Fund	5.75	11.42				11.84
Lipper Fund Ranking / Total Funds in Category
RiverSource Retirement Plus 2045 Fund	5.75	11.32				11.60
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target Allocation Conservative Funds
RiverSource Portfolio Builder Conservative Fund	4.75	3.01	4.57			3.96
Lipper Fund Ranking / Total Funds in Category
RiverSource Portfolio Builder Moderate Conservative Fund	4.75	5.90	6.89			5.81
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target Allocation Growth Funds
RiverSource Portfolio Builder Moderate Aggressive Fund	5.75	8.92	10.29			8.30
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target Allocation Moderate Funds
RiverSource Balanced Fund	5.75	5.16	7.81	10.26	1.90	^
Lipper Fund Ranking / Total Funds in Category
RiverSource Portfolio Builder Moderate Fund	5.75	6.84	8.56			7.17
Lipper Fund Ranking / Total Funds in Category
Multi Cap Core Funds
RiverSource Disciplined Large Cap Growth Fund	5.75					-3.04
Lipper Fund Ranking / Total Funds in Category
RiverSource Fundamental Value Fund (2)	5.75	8.07	10.54	13.76		5.96
Lipper Fund Ranking / Total Funds in Category
RiverSource Portfolio Builder Aggressive Fund	5.75	11.05	12.15			9.55
Lipper Fund Ranking / Total Funds in Category
RiverSource Portfolio Builder Total Equity Fund	5.75	13.17	14.06			10.83
Lipper Fund Ranking / Total Funds in Category
Multi Cap Value Funds
RiverSource Select Value Fund (2)	5.75	10.87	12.08	15.40		9.86
Lipper Fund Ranking / Total Funds in Category

A1

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)
	Total Net	Total Net	Total
	Assets	Assets	Expense	1 year		3 years		5 years
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking
Real Estate Funds
RiverSource Real Estate Fund	264.70	9/28/2007	1.51	4.05	57%	20.29	25%
Lipper Fund Ranking / Total Funds in Category					162 / 286		53 / 214
S&P 500 Index Objective Funds
RiverSource S&P 500 Index Fund (3)	258.10	9/28/2007	0.79	15.73		12.48		14.71
Science & Technology Fund
RiverSource Global Technology Fund	176.20	9/28/2007	1.69	24.14	55%	19.68	15%	28.25	5%
Lipper Fund Ranking / Total Funds in Category					153 / 278		36 / 254		10 / 232
Small Cap Core Funds
RiverSource Small Cap Equity Fund (2)	288.30	9/28/2007	1.58	14.79	36%	13.50	41%	18.25	41%
Lipper Fund Ranking / Total Funds in Category					266 / 744		235 / 574		185 / 451
RiverSource Small Cap Value Fund (2)	827.80	9/28/2007	1.58	10.73	67%	11.46	76%	17.75	54%
Lipper Fund Ranking / Total Funds in Category					499 / 744		434 / 574		240 / 451
RiverSource Small Cap Advantage Fund	470.00	9/28/2007	1.32	9.02	77%	10.76	84%	17.28	62%
Lipper Fund Ranking / Total Funds in Category					570 / 744		482 / 574		280 / 451
RiverSource Small Company Index Fund	933.70	9/28/2007	0.92	14.06	41%	13.37	44%	17.76	53%
Lipper Fund Ranking / Total Funds in Category					300 / 744		251 / 574		239 / 451
Small Cap Growth Funds
RiverSource Small Cap Growth Fund (2)	203.20	9/28/2007	1.76	24.47	35%	14.63	51%	16.28	67%
Lipper Fund Ranking / Total Funds in Category					202 / 586		236 / 469		257 / 388
Small Cap Value Funds
RiverSource Disciplined Small Cap Value Fund	41.70	9/28/2007	1.73	1.48	90%
Lipper Fund Ranking / Total Funds in Category					254 / 284

A1

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Rankings and Annualized Returns at NAV (1)
			Fund	Since
	10 years		Inception	Inception	Ranking Since
Class A Shares by Lipper Category	Return	Ranking	Date	Return	Date	Ranking
Real Estate Funds
RiverSource Real Estate Fund			3/4/2004	18.88	3/4/2004	21%
Lipper Fund Ranking / Total Funds in Category						42 / 201
S&P 500 Index Objective Funds
RiverSource S&P 500 Index Fund (3)			10/25/1999	3.09	10/28/1999
Science & Technology Fund
RiverSource Global Technology Fund	6.28	32%	11/13/1996	6.85	11/14/1996	65%
Lipper Fund Ranking / Total Funds in Category		16 / 50				27 / 41
Small Cap Core Funds
RiverSource Small Cap Equity Fund (2)			3/8/2002	9.19	3/8/2002	73%
Lipper Fund Ranking / Total Funds in Category						304 / 419
RiverSource Small Cap Value Fund (2)			6/18/2001	11.46	6/18/2001	37%
Lipper Fund Ranking / Total Funds in Category						132 / 361
RiverSource Small Cap Advantage Fund			5/4/1999	8.01	5/6/1999	86%
Lipper Fund Ranking / Total Funds in Category						208 / 241
RiverSource Small Company Index Fund	8.37	55%	8/19/1996	10.78	8/22/1996	60%
Lipper Fund Ranking / Total Funds in Category		88 / 161				61 / 101
Small Cap Growth Funds
RiverSource Small Cap Growth Fund (2)			1/24/2001	2.48	1/24/2001	71%
Lipper Fund Ranking / Total Funds in Category						226 / 318
Small Cap Value Funds
RiverSource Disciplined Small Cap Value Fund			2/16/2006	-0.38	2/16/2006	91%
Lipper Fund Ranking / Total Funds in Category						240 / 263

A1

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Annualized Returns at POP (1)
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
Real Estate Funds
RiverSource Real Estate Fund	5.75	-1.93	17.94			16.93
Lipper Fund Ranking / Total Funds in Category
S&P 500 Index Objective Funds
RiverSource S&P 500 Index Fund (3)	—	15.73	12.48	14.71		3.09
Science & Technology Fund
RiverSource Global Technology Fund	5.75	17.00	17.34	26.74	5.65	6.27
Lipper Fund Ranking / Total Funds in Category
Small Cap Core Funds
RiverSource Small Cap Equity Fund (2)	5.75	8.19	11.28	16.86		8.03
Lipper Fund Ranking / Total Funds in Category
RiverSource Small Cap Value Fund (2)	5.75	4.36	9.28	16.37		10.41
Lipper Fund Ranking / Total Funds in Category
RiverSource Small Cap Advantage Fund	5.75	2.75	8.60	15.90		7.25
Lipper Fund Ranking / Total Funds in Category
RiverSource Small Company Index Fund	5.75	7.50	11.15	16.37	7.73	10.19
Lipper Fund Ranking / Total Funds in Category
Small Cap Growth Funds
RiverSource Small Cap Growth Fund (2)	5.75	17.31	12.39	14.91		1.58
Lipper Fund Ranking / Total Funds in Category
Small Cap Value Funds
RiverSource Disciplined Small Cap Value Fund	5.75	-4.36				-3.95
Lipper Fund Ranking / Total Funds in Category

^     Since fund inception returns and rankings are not available.  Actual fund inception date pre-dates data in Lipper database.

(1)  Since inception returns and rankings for periods less than one year in length are cumulative.

(2)  Mutual funds subadvised by advisors not affiliated with Ameriprise Financial, Inc.

(3)  RiverSource S&P 500 Index Fund data is for D shares.

A1

Ameriprise Financial, Inc.

Fixed Income Fund Performance & Lipper Ranking

As of September 30, 2007

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Total Net	Total Net	Total	Rankings and Annualized Returns at NAV (1)
	Assets	Assets	Expense	1 year		3 years		5 years
Class A Shares by Lipper Category	(Mil $ )	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking
Taxable Funds
Emerging Markets Debt Funds
RiverSource Emerging Markets Bond Fund	187.40	9/28/2007	1.81	9.78	27%
Lipper Fund Ranking / Total Funds in Category					18 / 66
Equity Market Neutral Funds
RiverSource Absolute Return Currency & Income Fund	117.60	9/28/2007	1.59	10.20	16%
Lipper Fund Ranking / Total Funds in Category					9 / 56
Global Income Funds
RiverSource Global Bond Fund	491.00	9/28/2007	1.38	8.19	47%	4.62	49%	6.84	46%
Lipper Fund Ranking / Total Funds in Category					50 / 106		46 / 93		39 / 85
High Current Yield Funds
RiverSource High Yield Bond Fund	1,812.90	9/28/2007	1.08	7.71	29%	7.62	20%	11.75	36%
Lipper Fund Ranking / Total Funds in Category					128 / 444		75 / 376		115 / 319
RiverSource Income Opportunities Fund	311.70	9/28/2007	1.14	7.28	44%	6.37	58%
Lipper Fund Ranking / Total Funds in Category					192 / 444		215 / 376
Intermediate Investment Grade Debt Funds
RiverSource Core Bond Fund	329.20	9/28/2007	1.09	4.43	50%	3.32	53%
Lipper Fund Ranking / Total Funds in Category					259 / 526		239 / 457
RiverSource Diversified Bond Fund	3,000.20	9/28/2007	0.97	5.75	7%	4.01	13%	4.42	25%
Lipper Fund Ranking / Total Funds in Category					32 / 526		57 / 457		98 / 395
Loan Participation Funds
RiverSource Floating Rate Fund	634.40	9/28/2007	1.07	3.69	50%
Lipper Fund Ranking / Total Funds in Category					31 / 61
Mixed-Asset Target Allocation Conservative Funds
RiverSource Income Builder Basic Income Fund	287.90	9/28/2007	1.23	9.05	30%
Lipper Fund Ranking / Total Funds in Category					118 / 401
RiverSource Income Builder Moderate Income Fund	623.90	9/28/2007	1.25	9.90	19%
Lipper Fund Ranking / Total Funds in Category					74 / 401
RiverSource Income Builder Enhanced Income Fund	349.80	9/28/2007	1.34	10.77	10%
Lipper Fund Ranking / Total Funds in Category					37 / 401
Multi-Sector Income Funds
RiverSource Strategic Income Allocation Fund	120.60	9/28/2007	1.45
Lipper Fund Ranking / Total Funds in Category
Short-Intermediate Investment Grade Debt Funds
RiverSource Limited Duration Bond Fund	156.70	9/28/2007	1.11	4.31	51%	3.23	26%
Lipper Fund Ranking / Total Funds in Category					74 / 145		36 / 138
Short U.S. Government Funds
RiverSource Short Duration U.S. Government Fund	761.20	9/28/2007	1.03	4.61	68%	3.10	56%	2.33	62%
Lipper Fund Ranking / Total Funds in Category					58 / 85		45 / 80		46 / 74
Treasury Inflation Protected Securities Funds
RiverSource Inflation Protected Securities Fund	398.70	9/28/2007	0.98	4.36	38%	3.44	41%
Lipper Fund Ranking / Total Funds in Category					47 / 126		31 / 76
U.S. Mortgage Funds
RiverSource U.S. Government Mortgage Fund	409.80	9/28/2007	1.17	4.54	43%	3.58	37%	3.64	30%
Lipper Fund Ranking / Total Funds in Category					32 / 75		27 / 72		19 / 63
Tax-Exempt Funds
California Municipal Debt Funds
RiverSource California Tax-Exempt Fund	175.60	9/28/2007	0.87	1.98	39%	3.54	50%	3.17	63%
Lipper Fund Ranking / Total Funds in Category					45 / 117		53 / 105		61 / 97
General Municipal Debt Funds
RiverSource Tax-Exempt High Income Fund	2,756.20	9/28/2007	1.08	1.96	49%	3.11	51%	3.16	58%
Lipper Fund Ranking / Total Funds in Category					114 / 236		112 / 220		122 / 212
RiverSource Tax-Exempt Bond Fund	731.70	9/28/2007	0.94	2.04	43%	3.09	52%	2.88	72%
Lipper Fund Ranking / Total Funds in Category					101 / 236		113 / 220		152 / 212

A2

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Rankings and Annualized Returns at NAV (1)
			Fund	Since
	10 years		Inception	Inception	Ranking Since
Class A Shares by Lipper Category	Return	Ranking	Date	Return	Date	Ranking
Taxable Funds
Emerging Markets Debt Funds
RiverSource Emerging Markets Bond Fund			2/16/2006	7.91	2/16/2006	24%
Lipper Fund Ranking / Total Funds in Category						14 / 58
Equity Market Neutral Funds
RiverSource Absolute Return Currency & Income Fund			6/15/2006	8.82	6/15/2006	17%
Lipper Fund Ranking / Total Funds in Category						8 / 47
Global Income Funds
RiverSource Global Bond Fund	5.04	53%	3/20/1989	7.43	3/23/1989	38%
Lipper Fund Ranking / Total Funds in Category		29 / 54				3 / 7
High Current Yield Funds
RiverSource High Yield Bond Fund	4.17	62%	12/8/1983	8.22	12/8/1983	46%
Lipper Fund Ranking / Total Funds in Category		91 / 146				10 / 21
RiverSource Income Opportunities Fund			6/19/2003	7.72	6/19/2003	53%
Lipper Fund Ranking / Total Funds in Category						186 / 351
Intermediate Investment Grade Debt Funds
RiverSource Core Bond Fund			6/19/2003	2.69	6/19/2003	65%
Lipper Fund Ranking / Total Funds in Category						263 / 409
RiverSource Diversified Bond Fund	4.73	75%	10/3/1974	9.07	10/3/1974	25%
Lipper Fund Ranking / Total Funds in Category		136 / 181				1 / 3
Loan Participation Funds
RiverSource Floating Rate Fund			2/16/2006	4.96	2/16/2006	18%
Lipper Fund Ranking / Total Funds in Category						10 / 56
Mixed-Asset Target Allocation Conservative Funds
RiverSource Income Builder Basic Income Fund			2/16/2006	8.36	2/16/2006	15%
Lipper Fund Ranking / Total Funds in Category						55 / 371
RiverSource Income Builder Moderate Income Fund			2/16/2006	9.21	2/16/2006	6%
Lipper Fund Ranking / Total Funds in Category						19 / 371
RiverSource Income Builder Enhanced Income Fund			2/16/2006	9.57	2/16/2006	3%
Lipper Fund Ranking / Total Funds in Category						9 / 371
Multi-Sector Income Funds
RiverSource Strategic Income Allocation Fund			5/17/2007	0.46	5/17/2007	56%
Lipper Fund Ranking / Total Funds in Category						77 / 137
Short-Intermediate Investment Grade Debt Funds
RiverSource Limited Duration Bond Fund			6/19/2003	2.72	6/19/2003	26%
Lipper Fund Ranking / Total Funds in Category						31 / 120
Short U.S. Government Funds
RiverSource Short Duration U.S. Government Fund	3.95	69%	8/19/1985	6.23	8/31/1985	17%
Lipper Fund Ranking / Total Funds in Category		35 / 50				1 / 5
Treasury Inflation Protected Securities Funds
RiverSource Inflation Protected Securities Fund			3/4/2004	3.28	3/4/2004	44%
Lipper Fund Ranking / Total Funds in Category						29 / 65
U.S. Mortgage Funds
RiverSource U.S. Government Mortgage Fund			2/14/2002	4.23	2/14/2002	34%
Lipper Fund Ranking / Total Funds in Category						21 / 61
Tax-Exempt Funds
California Municipal Debt Funds
RiverSource California Tax-Exempt Fund	4.44	56%	8/18/1986	5.73	8/31/1986	80%
Lipper Fund Ranking / Total Funds in Category		40 / 71				16 / 19
General Municipal Debt Funds
RiverSource Tax-Exempt High Income Fund	4.33	50%	5/7/1979	6.73	5/31/1979	46%
Lipper Fund Ranking / Total Funds in Category		69 / 138				10 / 21
RiverSource Tax-Exempt Bond Fund	4.34	49%	11/24/1976	5.92	11/30/1976	75%
Lipper Fund Ranking / Total Funds in Category		68 / 138				6 / 7

A2

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Annualized Returns @ POP (1)
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
Taxable Funds
Emerging Markets Debt Funds
RiverSource Emerging Markets Bond Fund	4.75	4.57				4.71
Lipper Fund Ranking / Total Funds in Category
Equity Market Neutral Funds
RiverSource Absolute Return Currency & Income Fund	4.75	4.96				4.80
Lipper Fund Ranking / Total Funds in Category
Global Income Funds
RiverSource Global Bond Fund	4.75	3.05	2.94	5.81	4.53	7.15
Lipper Fund Ranking / Total Funds in Category
High Current Yield Funds
RiverSource High Yield Bond Fund	4.75	2.60	5.89	10.67	3.67	7.99
Lipper Fund Ranking / Total Funds in Category
RiverSource Income Opportunities Fund	4.75	2.18	4.66			6.50
Lipper Fund Ranking / Total Funds in Category
Intermediate Investment Grade Debt Funds
RiverSource Core Bond Fund	4.75	-0.54	1.65			1.53
Lipper Fund Ranking / Total Funds in Category
RiverSource Diversified Bond Fund	4.75	0.72	2.34	3.41	4.22	8.91
Lipper Fund Ranking / Total Funds in Category
Loan Participation Funds
RiverSource Floating Rate Fund	4.75	-1.24				1.86
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target Allocation Conservative Funds
RiverSource Income Builder Basic Income Fund	4.75	3.87				5.15
Lipper Fund Ranking / Total Funds in Category
RiverSource Income Builder Moderate Income Fund	4.75	4.68				5.97
Lipper Fund Ranking / Total Funds in Category
RiverSource Income Builder Enhanced Income Fund	4.75	5.50				6.33
Lipper Fund Ranking / Total Funds in Category
Multi-Sector Income Funds
RiverSource Strategic Income Allocation Fund	4.75					-4.31
Lipper Fund Ranking / Total Funds in Category
Short-Intermediate Investment Grade Debt Funds
RiverSource Limited Duration Bond Fund	4.75	-0.65	1.57			1.56
Lipper Fund Ranking / Total Funds in Category
Short U.S. Government Funds
RiverSource Short Duration U.S. Government Fund	4.75	-0.36	1.44	1.33	3.45	5.99
Lipper Fund Ranking / Total Funds in Category
Treasury Inflation Protected Securities Funds
RiverSource Inflation Protected Securities Fund	4.75	-0.60	1.78			1.88
Lipper Fund Ranking / Total Funds in Category
U.S. Mortgage Funds
RiverSource U.S. Government Mortgage Fund	4.75	-0.43	1.91	2.64		3.33
Lipper Fund Ranking / Total Funds in Category
Tax-Exempt Funds
California Municipal Debt Funds
RiverSource California Tax-Exempt Fund	4.75	-2.86	1.87	2.18	3.93	5.49
Lipper Fund Ranking / Total Funds in Category
General Municipal Debt Funds
RiverSource Tax-Exempt High Income Fund	4.75	-2.88	1.45	2.16	3.83	6.54
Lipper Fund Ranking / Total Funds in Category
RiverSource Tax-Exempt Bond Fund	4.75	-2.80	1.43	1.88	3.84	5.75
Lipper Fund Ranking / Total Funds in Category

A2

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Total Net	Total Net	Total	Rankings and Annualized Returns at NAV (1)
	Assets	Assets	Expense	1 year		3 years		5 years
Class A Shares by Lipper Category	(Mil $ )	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking
Intermediate Municipal Debt Funds
RiverSource Intermediate Tax-Exempt Fund	76.20	9/28/2007	0.91	2.02	80%	2.34	69%	2.56	70%
Lipper Fund Ranking / Total Funds in Category					127 / 158		97 / 141		78 / 111
Massachusetts Municipal Debt Funds
RiverSource Massachusetts Tax-Exempt Fund	46.90	9/28/2007	1.08	2.14	47%	2.88	55%	2.71	82%
Lipper Fund Ranking / Total Funds in Category					26 / 55		28 / 50		41 / 49
Michigan Municipal Debt Funds
RiverSource Michigan Tax-Exempt Fund	39.60	9/28/2007	1.11	2.50	29%	3.14	54%	3.10	58%
Lipper Fund Ranking / Total Funds in Category					9 / 31		15 / 27		16 / 27
Minnesota Municipal Debt Funds
RiverSource Minnesota Tax-Exempt Fund	317.10	9/28/2007	1.06	2.07	36%	2.96	60%	3.18	58%
Lipper Fund Ranking / Total Funds in Category					16 / 44		25 / 41		24 / 41
New York Municipal Debt Funds
RiverSource New York Tax-Exempt Fund	63.10	9/28/2007	1.20	2.19	35%	3.09	59%	2.95	67%
Lipper Fund Ranking / Total Funds in Category					33 / 96		55 / 93		60 / 89
Ohio Municipal Debt Funds
RiverSource Ohio Tax-Exempt Fund	42.20	9/28/2007	1.12	2.15	53%	2.79	60%	2.56	77%
Lipper Fund Ranking / Total Funds in Category					24 / 45		25 / 41		32 / 41

A2

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Rankings and Annualized Returns at NAV (1)
			Fund	Since
	10 years		Inception	Inception	Ranking Since
Class A Shares by Lipper Category	Return	Ranking	Date	Return	Date	Ranking
Intermediate Municipal Debt Funds
RiverSource Intermediate Tax-Exempt Fund	3.89	82%	11/13/1996	4.02	11/14/1996	82%
Lipper Fund Ranking / Total Funds in Category		61 / 74				57 / 69
Massachusetts Municipal Debt Funds
RiverSource Massachusetts Tax-Exempt Fund	4.04	75%	7/2/1987	5.62	7/31/1987	93%
Lipper Fund Ranking / Total Funds in Category		32 / 42				12 / 12
Michigan Municipal Debt Funds
RiverSource Michigan Tax-Exempt Fund	4.22	56%	7/2/1987	5.79	7/31/1987	88%
Lipper Fund Ranking / Total Funds in Category		14 / 24				7 / 7
Minnesota Municipal Debt Funds
RiverSource Minnesota Tax-Exempt Fund	4.32	49%	8/18/1986	5.79	8/31/1986	67%
Lipper Fund Ranking / Total Funds in Category		17 / 34				4 / 5
New York Municipal Debt Funds
RiverSource New York Tax-Exempt Fund	4.32	61%	8/18/1986	5.60	8/31/1986	77%
Lipper Fund Ranking / Total Funds in Category		42 / 68				13 / 16
Ohio Municipal Debt Funds
RiverSource Ohio Tax-Exempt Fund	4.03	69%	7/2/1987	5.59	7/31/1987	89%
Lipper Fund Ranking / Total Funds in Category		24 / 34				8 / 8

A2

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Annualized Returns @ POP (1)
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
Intermediate Municipal Debt Funds
RiverSource Intermediate Tax-Exempt Fund	4.75	-2.83	0.69	1.57	3.39	3.55
Lipper Fund Ranking / Total Funds in Category
Massachusetts Municipal Debt Funds
RiverSource Massachusetts Tax-Exempt Fund	4.75	-2.71	1.23	1.71	3.53	5.36
Lipper Fund Ranking / Total Funds in Category
Michigan Municipal Debt Funds
RiverSource Michigan Tax-Exempt Fund	4.75	-2.37	1.48	2.10	3.72	5.54
Lipper Fund Ranking / Total Funds in Category
Minnesota Municipal Debt Funds
RiverSource Minnesota Tax-Exempt Fund	4.75	-2.78	1.30	2.18	3.81	5.55
Lipper Fund Ranking / Total Funds in Category
New York Municipal Debt Funds
RiverSource New York Tax-Exempt Fund	4.75	-2.67	1.43	1.96	3.81	5.36
Lipper Fund Ranking / Total Funds in Category
Ohio Municipal Debt Funds
RiverSource Ohio Tax-Exempt Fund	4.75	-2.70	1.14	1.57	3.53	5.34
Lipper Fund Ranking / Total Funds in Category

(1) Since inception returns and rankings for periods less than one year in length are cumulative.

A2

Ameriprise Financial, Inc.

Fund Performance & Lipper Ranking

As of September 30, 2007

Source of Data:  Lipper

Important Disclosures

Rankings based on annualized total returns, excluding sales charges. Net asset value (NAV) returns for all periods would have been lower if the applicable sales charges were included.

Please note the following about the “Ranking since” Lipper Rankings: In order to obtain a more accurate “since inception” Lipper Ranking for funds with an inception prior to 2000, the Thursday or month-end date following the actual inception date was used, rather than the actual inception date. When researching since inception rankings, please use the “Ranking Since” date.

Please note the following about the “Annualized Returns @ POP”:  The POP return is calculated assuming a one-time purchase of the Fund at the maximum sales charge listed in the exhibit. RiverSource S&P 500 Index Fund has no sales loads, however, a redemption fee of 0.50 is charged on shares redeemed within 180 days of purchase.

Net assets per fund include all share classes. Assets for RiverSource Portfolio Builder Funds, RiverSource Income Builder Funds and RiverSource Retirement Plus Funds are invested in other RiverSource Funds and therefore would be double counted if assets are summed to reach a total.

Fee waivers were in place for each subadvised fund shown and the return would have been lower for each Fund had fee waivers not been in place.

A3

Ameriprise Financial, Inc.

Important Disclosures

An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

You should consider the investment objectives, risks, and charges and expenses of mutual funds carefully before investing. For a free prospectus, which contains this and other important information about the funds, call (800) 297-3863, TTY: (800) 846-4852. Read the prospectus carefully before investing.

The RiverSource Global Technology Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

Investments in small- and mid-capitalization companies often involve greater risk and potential volatility than investments in larger, more established companies.

The RiverSource Precious Metals Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

The investment process used to manage the RiverSource Disciplined Equity Fund employs new technologies and statistical methods that have not previously been used to manage open-end mutual funds. Shareholders should be prepared for the possibility that the Fund may under perform its benchmark. While RiverSource Investments seeks to control trading activity, the Fund may trade more often than other funds in its peer group. Trading activity may result in increased fees, expenses and taxes.

The RiverSource Real Estate Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives. An investment in a real estate fund is subject to the same risks as a direct investment in real estate. Such risks include market risk, economic risk and mortgage rate risk.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to changes in currency exchange rates, foreign government regulations, differences in auditing and accounting standards, potential political and economic instability, limited liquidity and volatile prices. The risks of international investing are particularly significant in emerging markets.

There are risks associated with an investment in a bond fund, including the impact of interest rates, credit and inflation. These and other risk considerations are discussed in the fund’s prospectus. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called “high-yield” or “junk” bonds, generally have more volatile prices and carry more risk to principle and income than investment grade securities.

High yield funds invest in lower-rated bonds, which generally have more volatile prices and carry more risk to principal and income than investment grade securities.

Principal risks associated with the RiverSource Inflation Protected Securities Fund include style risk, interest rate risk, market risk, credit risk, liquidity risk and sector/concentration risk. Treasury Inflation Protected Securities (TIPS) are backed by the full faith and credit of the U.S. government. The U.S. government guarantee applies only to the underlying TIPS securities, and not the Fund itself.

Income from tax-exempt funds may be subject to state and local taxes, and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distribution.

Shares of the RiverSource Short Duration U.S. Government Fund and the RiverSource U.S. Government Mortgage Fund are not insured or guaranteed by the U.S. government.

The Floating Rate Fund invests primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably. The principal risks of investing in the fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, derivatives risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall, however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as much as interest rates in general. Limited liquidity may affect the ability of the fund to purchase or sell floating rate loans and may have a negative impact on fund performance. The floating rate loans and securities in which the fund invests generally are lower-rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities. See the Fund’s prospectus for information on these and other risks associated with the Fund.

Portfolio Builder, Income Builder and Retirement Plus Series, The RiverSource Portfolio Builder Funds, RiverSource Income Builder Funds and RiverSource Retirement Plus Funds are “funds of funds” comprised of holdings in several different RiverSource funds, which may include small cap, mid cap, large cap, money market, international, bond and/or other sector funds. Specific risk considerations are discussed in each fund’s prospectus. Each of the underlying funds in which the portfolio invests has its own investment risks, and those risks can affect the value of each portfolio’s shares and investments. See each fund’s prospectus for specific risks that may be associated with the underlying funds.

“Standard & Poor’s®,” “S&P,” “S&P 500®,” and “Standard & Poor’s 500®” are trademarks of the McGraw Hill Companies, Inc. These trademarks and service marks have been licensed for use by RiverSource Investments. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s or any of their subsidiaries or affiliates (the “Licensors”) and the Licensors make no representation regarding the advisability of investing in the Funds.

A4

Ameriprise Financial, Inc.

Important Disclosures (continued)

Investment products are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by any financial institution; and involve investment risks including possible loss of principal and fluctuation in value.

RiverSourceSM mutual funds are distributed by RiverSource Distributors, Member FINRA and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.

Brokerage, investment and financial advisory services are made available through Ameriprise Financial Services, Inc. Member FINRA and SIPC. Ameriprise Bank, FSB, member FDIC, provides certain deposit and lending products and services for Ameriprise Financial Services, Inc. Ameriprise Bank, FSB deposit products are FDIC-insured up to $100,000 per customer.

RiverSource Distributors, Inc. (Distributor), Member FINRA. Insurance and annuity products are issued by RiverSource Life Insurance Company, and in New York only by RiverSource Life Insurance Co. of New York, Albany, NY. Only RiverSource Life Insurance Co. of New York is authorized to sell insurance products in the state of NY.

The Threadneedle group of companies constitutes the Ameriprise Financial international investment platform. The group consists of wholly owned subsidiaries of Ameriprise Financial, Inc. and provides services independent from Ameriprise Financial Services, Inc., including Ameriprise Financial Services’ broker-dealer business.

RiverSource Investments, LLC is an SEC-registered investment adviser that offers investment products and services under the names RiverSource Institutional Advisors, RiverSource Alternative Investments, RiverSource Capital Management and RiverSource Insurance Assets. RiverSource Investments, LLC also serves as the Investment Manager for the RiverSource mutual funds.

Ameriprise Certificates are issued by Ameriprise Certificate Company and distributed by Ameriprise Financial Services, Inc. Member FINRA.

Ameriprise Auto & Home Insurance issues auto, home and umbrella insurance underwritten by AMEX Assurance Company (AMEX Assurance) or IDS Property Casualty Insurance Company (IDS Property Casualty), DePere, WI.

Mortgages and home equity loans are provided by Ameriprise Bank, FSB, an FDIC-insured federal savings bank. Ameriprise Bank, FSB, an Equal Housing Lender, is an Ameriprise Financial Services, Inc. company.

These companies, including Securities America, Inc., Member FINRA, are all affiliated with Ameriprise Financial, Inc.

A5

EXHIBIT B

RECONCILIATION TABLES

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended September 30, 2006
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$1,977	$—	$1,977	Total revenues

Total expenses before separation costs	1,673	87	1,760	Total expenses

Income before income tax provision and separation costs	304	(87)	217	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	73	(30)	43	Income tax provision

Income before separation costs	231

Separation costs, after-tax	57

Net income (GAAP measure)	$174		$174	Net income

B1

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Nine Months Ended September 30, 2006
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$5,979	$—	$5,979	Total revenues

Total expenses before separation costs	5,147	238	5,385	Total expenses

Income before income tax provision and separation costs	832	(238)	594	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	217	(83)	134	Income tax provision

Income before separation costs	615

Separation costs, after-tax	155

Net income (GAAP measure)	$460		$460	Net income

B2

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended December 31, 2006
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$2,161	$—	$2,161	Total revenues

Total expenses before separation costs	1,835	123	1,958	Total expenses

Income before income tax provision and separation costs	326	(123)	203	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	75	(43)	32	Income tax provision

Income before separation costs	251

Separation costs, after-tax	80

Net income (GAAP measure)	$171		$171	Net income

B3

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Twelve Months Ended December 31, 2006
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$8,140	$—	$8,140	Total revenues

Total expenses before separation costs	6,982	361	7,343	Total expenses

Income before income tax provision and separation costs	1,158	(361)	797	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	292	(126)	166	Income tax provision

Income before separation costs	866

Separation costs, after-tax	235

Net income (GAAP measure)	$631		$631	Net income

B4

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended March 31, 2007
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$2,063	$—	$2,063	Total revenues

Total expenses before separation costs	1,762	85	1,847	Total expenses

Income before income tax provision and separation costs	301	(85)	216	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	81	(30)	51	Income tax provision

Income before separation costs	220

Separation costs, after-tax	55

Net income (GAAP measure)	$165		$165	Net income

B5

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended June 30, 2007
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$2,182	$—	$2,182	Total revenues

Total expenses before separation costs	1,874	63	1,937	Total expenses

Income before income tax provision and separation costs	308	(63)	245	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	71	(22)	49	Income tax provision

Income before separation costs	237

Separation costs, after-tax	41
.
Net income (GAAP measure)	$196		$196	Net income

B6

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended September 30, 2007
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$2,202	$—	$2,202	Total revenues

Total expenses before separation costs	1,925	60	1,985	Total expenses

Income before income tax provision and separation costs	277	(60)	217	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	40	(21)	19	Income tax provision

Income before separation costs	237

Separation costs, after-tax	39

Net income (GAAP measure)	$198		$198	Net income

B7

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Nine Months Ended September 30, 2007
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$6,447	$—	$6,447	Total revenues

Total expenses before separation costs	5,561	208	5,769	Total expenses

Income before income tax provision and separation costs	886	(208)	678	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	192	(73)	119	Income tax provision

Income before separation costs	694

Separation costs, after-tax	135

Net income (GAAP measure)	$559		$559	Net income

B8

Ameriprise Financial, Inc.

Return on Equity Calculation

(in millions, unaudited)	ROE (1)	Adjustments	Adjusted ROE (2)

Return on Equity Calculation for the Twelve Months Ended:

September 30, 2006
Return	$571	$236	$807
Equity	$7,550	$(336)	$7,214
Return on Equity	7.6%		11.2%

December 31, 2006
Return	$631	$235	$866
Equity	$7,588	$(273)	$7,315
Return on Equity	8.3%		11.8%

March 31, 2007
Return	$651	$246	$897
Equity	$7,597	$(215)	$7,382
Return on Equity	8.6%		12.2%

June 30, 2007
Return	$706	$233	$939
Equity	$7,649	$(158)	$7,491
Return on Equity	9.2%		12.5%

September 30, 2007
Return	$730	$215	$945
Equity	$7,753	$(102)	$7,651
Return on Equity	9.4%		12.4%

(1)              Return on equity is calculated using the trailing twelve months income in the numerator and equity, calculated using a five point average of quarter-end equity, in the denominator.

(2)              Adjusted return on equity is calculated using adjusted earnings (income excluding non-recurring separation costs) in the numerator, and equity excluding the equity allocated to expected non-recurring separation costs as of the last day of the preceding four quarters and the current quarter in the denominator.

B9

Ameriprise Financial, Inc.

Ratio of Earnings to Fixed Charges

											3Q ’07 vs. 3Q ’06	Year-to-Date
(in millions, unaudited)	3 Qtr 2006		4 Qtr 2006		1 Qtr 2007		2 Qtr 2007		3 Qtr 2007		% Change	2006		2007

Ratio of Earnings to Fixed Charges (1)
Earnings	$258		$244		$256		$288		$256		(1)%	$708		$800
Fixed charges	$42		$41		$40		$42		$41		(2)%	$115		$123
Ratio of earnings to fixed charges	6.1	x	6.0	x	6.4	x	6.9	x	6.2	x	2%	6.2	x	6.5%

Ratio of Earnings to Fixed Charges without interest expense on non-recourse debt (1)
Earnings	$258		$244		$256		$288		$256		(1)%	$708		$800
Interest expense on non-recourse debt:
Interest on debt of CDO consolidated per FIN 46(R)	(4)		(4)		(4)		(5)		(3)		25%	(14)		(12)
Interest on debt of Threadneedle managed property fund limited partnerships consolidated per EITF 04-5	(2)		—		—		—		—		#	(6)		—
	(6)		(4)		(4)		(5)		(3)		50%	(20)		(12)
Total earnings	$252		$240		$252		$283		$253		—	$688		$788

Fixed charges	$42		$41		$40		$42%		$41		(2)%	$115		$123
Interest expense on non-recourse debt:
Interest on debt of CDO consolidated per FIN 46(R)	(4)		(4)		(4)		(5)		(3)		25%	(14)		(12)
Interest on debt of Threadneedle managed property fund limited partnerships consolidated per EITF 04-5	(2)		—		—		—		—		#	(6)		—
	(6)		(4)		(4)		(5)		(3)		50%	(20)		(12)
Total fixed charges	$36		$37		$36		$37		$38		6%	$95		$111

Ratio of earnings to fixed charges without interest expense on non-recourse debt	7.0	x	6.5	x	7.0	x	7.6	x	6.7	x	(4)%	7.2	x	7.1	x

(1)  See definition of Ratio of Earnings to Fixed Charges included in this supplement.

#  Variance of 100% or greater.

B10

Ameriprise Financial, Inc.

Third Quarter 2007

Disclosed Items

	Asset Accumulation and Income				Protection		Summary Impacts
(in millions, unaudited)	DAC (1)	Loan Provision Reserve (2)	Variable Annuity Rider Impact (3)	Investment Gains (4)	DAC (1)	Investment Gains (4)	Consolidated	AA&I	Protection

Revenues
Management, financial advice and service fees	$—	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees
Net investment income		23	57	12		3	95	92	3
Premiums
Other revenues
Total revenues	—	23	57	12	—	3	95	92	3

Expenses
Compensation and benefits field
Compensation and benefits non-field
Interest credited to account values
Benefits, claims, losses and settlement expenses	3		123		11		137	126	11
Amortization of deferred acquisition costs	(4)		(34)		20		(18)	(38)	20
Interest and debt expense
Other expenses
Total expenses	(1)		89	—	31	—	119	88	31

Income before tax provision and separation costs	$1	$23	$(32)	$12	$(31)	$3	$24	$4	$(28)
Income tax benefit (5)							$21

(1) Annual DAC review (see below).

(2) Loan provision reserve adjustment for commercial real estate loans.

(3) Variable annuity rider benefits impact including hedges.

(4) Pretax net realized investment gains.

(5) Income Tax impact of APB 23 related to repatriation of Threadneedle earnings.

The $30 million DAC unlocking expense increase in the third quarter of 2007 primarily consisted of:

•                  a $35 million increase in expense from updating product persistency assumptions;

•                  a $13 million decrease in expense from updating assumptions as to separate account fee levels and net variable annuity rider charges; and

•                  an $8 million increase in expense from updating at other assumptions.

C1

Ameriprise Financial, Inc.

Second Quarter 2007

Disclosed Items

	AA&I	Corporate	Summary Impacts
(in millions, unaudited)	Investment Gains (1)	Investment Gains (1)	Consolidated	AA&I	Corporate
Revenues
Management, financial advice and service fees	$—	$—	$—	$—	$—
Distribution fees
Net investment income	1	1	2	1	1
Premiums
Other revenues
Total revenues	1	1	2	1	1

Expenses
Compensation and benefits field
Compensation and benefits non-field
Interest credited to account values
Benefits, claims, losses and settlement expenses
Amortization of deferred acquisition costs
Interest and debt expense
Other expenses
Total expenses	—	—	—	—	—

Income before tax provision and separation costs	$1	$1	$2	$1	$1

Income tax benefit (2)			$16

(1)  Pretax net realized investment gains.

(2)  Decrease in tax expenses as a result of the finalization of prior period tax returns.

C2

	Asset Accumulation and Income			Protection				Summary Impacts
		Investment				Investment
(in millions, unaudited)	DAC (1)	Gains (3)	Amaranth (4)	DAC (1)	LTC (5)	Gains (3)	Amaranth (4)	Consolidated	AA&I	Protection
Revenues
Management, financial advice and service fees	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees
Net investment income		12	(15)			2	(5)	(6)	(3)	(3)
Premiums					15			15		15
Other revenues				(1)				(1)		(1)
Total revenues	—	12	(15)	(1)	15	2	(5)	8	(3)	11

Expenses
Compensation and benefits field
Compensation and benefits non-field
Interest credited to account values
Benefits, claims, losses and settlement expenses				12				12		12
Amortization of deferred acquisition costs	14			(52)				(38)	14	(52)
Interest and debt expense
Other expenses
Total expenses	14	—	—	(40)	—	—	—	(26)	14	(40)

Income before tax provision	$(14)	$12	$(15)	$39	$15	$2	$(5)	$34	$(17)	$51

Income tax benefit(2)								$13

(1)                Annual DAC review (see below)

(2)                Decrease in tax expense as a result of the finalization of prior period tax returns.

(3)                Pretax realized net investment gains.

(4)                Represents the write-down of a single hedge fund investment externally managed by Amaranth.

(5)                Adjustment in premiums resulting from a review of the our LTC reinsurance arrangement.

  The $25 million net benefit from DAC unlocking in the third quarter of 2006 consisted of:

     •  a $25 million benefit from modeling improvement in increased product persistency;

     •  a $15 million benefit from modeling improvements in mortality;

     •  an $8 million increase from modeling lower variable product fund fee revenue;

     •  an $8 million increase from modeling changes related to Variable Life Second to Die insurance; and

     •  a $1 million benefit from other miscellaneous items.

C3